PRINCIPAL INVESTORS FUND, INC.








         This Prospectus describes a mutual fund organized by
                        Principal Life Insurance Company.






                The date of this Prospectus is December 6, 2000.





   As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.


                               TABLE OF CONTENTS

              Fund Descriptions................................................4
                  Stable Funds
                     High Quality Short-Term Bond Fund.........................6
                     Money Market Fund.........................................8

                  Conservative Funds
                     Bond & Mortgage Securities Fund..........................10
                     Government Securities Fund...............................12
                     High Quality Intermediate-Term Bond Fund.................14
                     High Quality Long-Term Bond Fund.........................16

                  Moderate Funds
                     Balanced Fund............................................18
                     LargeCap Blend Fund......................................20
                     LargeCap Growth Fund.....................................22
                     LargeCap S&P 500 Index Fund..............................24
                     LargeCap Value Fund......................................26
                     MidCap Value Fund........................................28
                     Partners LargeCap Blend Fund.............................30
                     Partners LargeCap Growth Fund I..........................32
                     Partners LargeCap Growth Fund II.........................34
                     Partners LargeCap Value Fund.............................36
                     Partners MidCap Value Fund...............................38
                     Real Estate Fund.........................................40

                  Aggressive Funds
                     MidCap Blend Fund........................................42
                     MidCap Growth Fund.......................................44
                     MidCap S&P 400 Index Fund................................46
                     Partners MidCap Growth Fund..............................48
                     Partners SmallCap Growth Fund I..........................50
                     Partners SmallCap Growth Fund II.........................52
                     SmallCap Blend Fund......................................54
                     SmallCap Growth Fund.....................................56
                     SmallCap S&P 600 Index Fund..............................58
                     SmallCap Value Fund......................................60
                     Technology Fund..........................................62

                  Dynamic Funds
                     European Fund............................................64
                     International Emerging Markets Fund......................66
                     International Fund I.....................................68
                     International Fund II....................................70
                     International SmallCap Fund..............................72
                     Pacific Basin Fund.......................................74
              General Information
                  The Costs of Investing......................................76
                  Certain Investment Strategies and Related Risks.............77
                  Management, Organization and Capital Structure..............82
                  Shareholder Information.....................................84
                  Fund Account Information....................................86

              Appendix A......................................................87

The Principal Investors Funds have been divided into risk categories. The working definition of each category is shown below:

Stable
Investment options that historically have had lower earnings over longer periods of time and have not changed much in value over short periods of time as compared to the other categories. Examples are money market, some short-term bond and stable value investment options.

Conservative
Investments, including government securities, mortgage-backed securities, and corporate bonds, that change in value as interest rates change. They are generally less volatile than stocks.

Moderate
In general, these are stocks of large U.S. companies. In the past, they have been more volatile than corporate and government bonds. Balanced investments are also considered to be moderate investment options.

Aggressive
Although there are exceptions, these investments are generally stocks of small and medium-size U.S. companies. These investments can change in value very quickly over short time periods.

Dynamic
In general, theses are stocks of foreign companies. These investments have additional risks associated with foreign investing, such as currency risk, and can change in value very quickly over short-term periods.


FUND DESCRIPTIONS

Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). The Funds are divided into five risk categories: Stable, Conservative, Moderate, Aggressive, and Dynamic. Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund.

The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for each Fund is shown with the Fund's description on the following pages. The Sub-Advisors are:

    Alliance Capital Management L.P. through its                   Invista Capital Management, LLC(R)("Invista")*
      Bernstein Investment Research and Management                 Morgan Stanley Asset Management ("Morgan Stanley")
      unit ("Bernstein")                                           Neuberger Berman Management Inc. ("Neuberger Berman")
    American Century Investment Management, Inc.                   Principal Capital Income Investors, LLC ("PCII")*
      ("American Century")                                         Principal Capital Real Estate Investors, LLC ("PCREI")*
    BT Funds Management (International) Limited ("BT")*            Turner Investment Partners, Inc. ("Turner")
    Federated Management Corporation ("Federated")

Two classes of shares of each of these Funds are available through this Prospectus. Both classes are currently available only through certain registered representatives of dealers selected by Princor Financial Services Corporation ("Princor")*, the distributor of the Funds or through fee-based financial planners.
o Advisors Select shares are available to an employer's sponsored retirement plan(s) (the "plan") through the Principal Investors Advantage (the services contract (or through execution of a service contract offered through an affiliate of Principal Life)) if the plan invests at least $3 million (but less than $10 million) in the Principal Investors Fund.
o Advisors Preferred shares are available to an employer's sponsored retirement plan(s) (the "plan") through the Principal Investors Advantage (the services contract (or through execution of a service contract offered through an affiliate of Principal Life)) if the plan invests at least $10 million in the Principal Investors Fund.
For more information about Principal Investors Advantage, contact us at www.principal.com or call 1-800-547-7754.

     * Principal Management Corporation, Invista, PCII, PCREI, BT and Princor are members of the Principal Financial Group.(R)


In the  description  for each Fund,  there is  important  information  about the
Fund's:

Primary investment strategy
This section summarizes how each Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Each Fund is designed to be a portion of an investor's portfolio. None is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

Annual operating expenses
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.

Day-to-day Fund management
The investment professionals who manage the assets of each Fund are listed with each Fund. Backed by their staffs of experienced securities analysts, they provide the Funds with professional investment management.


Fund performance
Because the Funds are new and have not completed a full calendar year of operations, performance information for the Funds is not included in this Prospectus. To obtain performance information for a Fund after its first full calendar quarter of operations, contact us at www.principal.com or call 1-800-547-7754. Remember that a Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Call the Principal Investors Fund (1-800-547-7754) to get the current 7-day yield for the Money Market Fund.


NOTE: No salesperson,  dealer or other person is authorized to give  information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.

Stock Funds

HIGH QUALITY SHORT-TERM BOND FUND
The Fund seeks to provide current income.


Main Strategies
The Fund invests primarily in high quality, short-term fixed-income securities with a dollar weighted average maturity of four years or less. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o debt securities of U.S. issuers rated in the three highest grades by Standard & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, PCII, of comparable quality; and
o mortgage-backed securities representing an interest in a pool of mortgage loans.


The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


Main Risks
The Fund may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than four years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect PCII's judgment regarding the likelihood of the security being called or prepaid.

The average portfolio duration of the Fund normally is less than three years and is based on PCII's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The  Fund  is   generally   a  suitable   investment   for   investors   seeking
diversification by investing in a fixed-income mutual fund.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.40%       0.40%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.15%       0.97%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $117      $365

     Advisors Preferred Class               99       309

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Daniel J. Garrett, CFA. Mr. Garrett is a (Fund's inception) portfolio manager for PCII. He joined the Principal
                            Financial  Group  in 1985 as a  commercial  mortgage
                            analyst  and was named to his  current  position  in
                            1998.  Mr. Garrett  received his Master's  degree in
                            Business  and  his  Bachelor's  degree  in  Computer
                            Information   Systems   and   Finance   from   Drake
                            University. He has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: Martin J. Schafer. Mr. Schafer is a (Fund's inception) portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in
                            Accounting and Finance from the University of Iowa.


MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Main Strategies

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, PCII, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940 ("1940 Act"), as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
o    to take advantage of market variations;
o to generate cash to cover sales of Fund shares by its shareholders; or o upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.


It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
o securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
o securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
o    bank obligations including:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper, which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
o corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
o taxable municipal obligations, which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


Among the certificates of deposit typically held by the Money Market Fund are Eurodollar and Yankee obligations, which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Fund's Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issue undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Main Risks
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile
The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.40%       0.40%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.15%       0.97%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                 $117      $365

     Advisors Preferred Class                99       309

                           Day-to-day Fund Management

     Since December, 2000   Co-Manager:  Alice  Robertson.  Ms.  Roberston  is a
     (Fund's inception)     trader  for  PCII  on  the  corporate   fixed-income
                            trading  desk.  She joined the  Principal  Financial
                            Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms.
                            Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

     Since December, 2000 Co-Manager: Michael R. Johnson. Mr. Johnson directs (Fund's inception) securities trading for PCII. He joined the Principal
                            Financial   Group  in  1982  and  took  his  current
                            position  in  1994.  His  responsibilities   include
                            managing  the  fixed-income  trading  operation  for
                            Principal   Capital  Income  Investors  and  several
                            short-term  money  market  accounts.  He earned  his
                            Bachelor's   degree  in  Finance   from  Iowa  State
                            University.

Conservative Funds


BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

Main Strategies
The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 75% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o mortgage-backed securities representing an interest in a pool of mortgage loans;
o debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, PCII, of comparable quality; and
o securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
o preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
o securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on PCII's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.

When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The  Fund  is   generally   a  suitable   investment   for   investors   seeking
diversification by investing in a fixed-income mutual fund.

Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:


                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.55%       0.55%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.30%       1.12%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $132       $412

     Advisors Preferred Class              114        356

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Lisa A. Stange, CFA. As Portfolio (Fund's inception) Manager for PCII, Ms. Stange manages over $3 billion in fixed-income portfolios invested in public and private corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and commercial real estate mortgages. Ms.
                            Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: William C. Armstrong, CFA. Mr. Armstrong (Fund's inception) leads the multi-sector/core portfolio management
                            group  for  PCIIs'   stable  value   division.   Mr.
                            Armstrong  has  been  with the  Principal  Financial
                            Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

GOVERNMENT SECURITIES FUND
The Fund seeks to provide current income.


Main Strategies
The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, PCII, to be of equivalent quality.


The Fund relies on the professional judgment of PCII to make decisions about the Fund's portfolio securities. The basic investment philosophy of PCII is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when PCII believes they no longer represent good long-term value.

The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

Main Risks
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if shares are sold when their value is less than the price paid, the investor will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The  Fund  is   generally   a  suitable   investment   for   investors   seeking
diversification by investing in a fixed-income mutual fund.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.40%       0.40%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.15%       0.97%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $117       $365

     Advisors Preferred Class               99        309

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Martin J. Schafer. Mr. Schafer is a (Fund's inception) portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in
                            Accounting and Finance from the University of Iowa.

     Since December, 2000 Co-Manager: Kelly R. Alexander. Ms. Alexander shares (Fund's inception) management responsibility for nine fixed-income portfolios  at PCII,  with  combined  assets of more
                            than  $4  billion.   Before   assuming  her  current
                            position,  she  had  similar  responsibilities  with
                            Invista from 1992 to 2000.  She joined the Principal
                            Financial    Group   in   1983   to   develop    the
                            mortgage-backed  securities trading department.  Her
                            experience includes hedging, securitization, product
                            development and portfolio  management as well as the
                            risk  management  of  a  $1.5  billion   residential
                            mortgage pipeline.

HIGH  QUALITY  INTERMEDIATE-TERM  BOND FUND
The Fund  seeks to  provide  current income.

Main Strategies
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o mortgage-backed securities representing an interest in a pool of mortgage loans;
o debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, PCII, of comparable quality; and
o securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
o common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
o securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on PCII's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.

When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The  Fund  is   generally   a  suitable   investment   for   investors   seeking
diversification by investing in a fixed-income mutual fund.

Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.40%       0.40%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.15%       0.97%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $117       $365

     Advisors Preferred Class               99        309

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Kevin W. Croft, CFA. As a portfolio (Fund's inception) manager for PCII, Mr. Croft has direct
                            responsibility   for  $950   million   invested   in
                            fixed-income  portfolios.  He joined  the  Principal
                            Financial  Group in 1988. He earned his Master's and
                            Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial
                            Analyst designation.

     Since December, 2000 Co-Manager: Martin J. Schafer. Mr. Schafer is a (Fund's inception) portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in
                            Accounting and Finance from the University of Iowa.

HIGH QUALITY LONG-TERM BOND FUND
The Fund seeks to provide current income.

Main Strategies
The Fund invests primarily in long-term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 75% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o mortgage-backed securities representing an interest in a pool of mortgage loans;
o debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, PCII, of comparable quality; and
o securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
o common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
o securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e., less than investment grade).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
The average portfolio duration of the Fund normally is greater than six years and is based on PCII's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the Fund's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. The values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share.

When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The  Fund  is   generally   a  suitable   investment   for   investors   seeking
diversification by investing in a fixed-income mutual fund.

Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors     Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.40%       0.40%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.15%       0.97%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $117       $365

     Advisors Preferred Class               99        309

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Kevin W. Croft, CFA. As a portfolio (Fund's inception) manager for PCII, Mr. Croft has direct
                            responsibility   for  $950   million   invested   in
                            fixed-income  portfolios.  He joined  the  Principal
                            Financial  Group in 1988. He earned his Master's and
                            Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial
                            Analyst designation.

     Since December, 2000 Co-Manager: Martin J. Schafer. Mr. Schafer is a (Fund's inception) portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in
                            Accounting and Finance from the University of Iowa.


Moderate Funds

BALANCED FUND
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

Main Strategies
The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

Because the Fund invests in both stocks and bonds, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

         Advisors                      Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.50%       0.50%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.25%       1.07%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $127      $397

     Advisors Preferred Class              109       340

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: William C. Armstrong, CFA. Mr. Armstrong (Fund's inception) leads the multi-sector/core portfolio management
                            group  for  PCII's   stable  value   division.   Mr.
                            Armstrong  has  been  with the  Principal  Financial
                            Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: Judith A. Vogel, CFA. Ms. Vogel is a (Fund's inception) portfolio manager for domestic core and balanced portfolios. Ms. Vogel joined the Principal Financial
                            Group in 1982 as a strategist and was one of Invista's founding members in 1985. She earned her Bachelor's degree in Business Administration from Central College. She has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: Mary Sunderland, CFA. Ms. Sunderland (Fund's inception) manages the large-cap growth portfolios for Invista.
                            She joined Invista in early 2000 following a 10-year career with Skandia Asset Management where she directed their more than $2.5 billion U.S. Equity
                            Large Cap Growth portfolios and U.S. Technology portfolios. Ms. Sunderland earned her MBA from the Columbia University Graduate School of Business and her Bachelor's degree from Northwestern University.
                            She  has  earned  the  right  to use  the  Chartered
                            Financial Analyst designation.

LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:


                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.45%       0.45
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.20%       1.02%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $122       $381

     Advisors Preferred Class              104        325

                           Day-to-day Fund Management

     Since December, 2000 Mark T. Williams, CFA. Mr. Williams manages (Fund's inception) Invista's research department conducting macroeconomic and quantitative research as applied to domestic and international economic trends and forecasts. Previously, he served as a portfolio manager with direct experience in the management of core, value-oriented and growth-oriented portfolios.
                            He joined Invista in 1989 with seven years prior experience in the technology industry. Mr. Williams received his MBA from Drake University and holds a Bachelor's degree in Finance from the University of the State of New York. He has earned the right to use the Chartered Financial Analyst designation.

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.55%       0.55%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.30%       1.12%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $132       $412

     Advisors Preferred Class              114        356

                           Day-to-day Fund Management

     Since December, 2000 Mary Sunderland, CFA. Ms. Sunderland manages the (Fund's inception) large-cap growth portfolios for Invista. She joined
                            Invista in early 2000 following a 10-year career with Skandia Asset Management where she directed their more than $2.5 billion U.S. Equity Large Cap
                            Growth  portfolios and U.S.  Technology  portfolios.
                            Ms.  Sunderland  earned  her MBA from  the  Columbia
                            University  Graduate  School  of  Business  and  her
                            Bachelor's degree from Northwestern University. She has earned the right to use the Chartered Financial
                            Analyst designation.

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.


Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means large companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

* Standard & Poor's Corporation is not affiliated with the LargeCap S&P 500 Index Fund, Invista Capital Management, LLC or Principal Life Insurance Company.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.15%       0.15%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   0.90%       0.72%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                 $92       $287

     Advisors Preferred Class               74        230

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Robert Baur, Ph.D. Dr. Baur joined (Fund's inception) Invista in 1995 after serving as a professor of finance and economics at Drake  University and Grand
                            View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa
                            State University. Dr. Baur also did post-doctoral study in finance and economics at the University of Minnesota. He also holds a BS in Mathematics from Iowa State University.

     Since December, 2000 Co-Manager: Rhonda VanderBeek. Ms. Vander Beek (Fund's inception) directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. Vander Beek has extensive experience trading both domestic and international securities.


LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Fund.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.45%       0.45%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.20%       1.02%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years


     Advisors Select Class                $122       $381

     Advisors Preferred Class              104        325

                           Day-to-day Fund Management

     Since December, 2000 John Pihlblad, CFA. Mr. Pihlblad is director of (Fund's Inception) quantitative portfolio management for Invista. He
                            has  over  24  years   experience  in  creating  and
                            managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.


MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable  investment  for  investors  seeking  long-term
growth  of  capital  and  willing  to  accept  the  potential   for   short-term
fluctuations in the value of investments.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.65%       0.65%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses...................   0.38        0.26

         Total Fund Operating Expenses   1.40%       1.22%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $143      $443

     Advisors Preferred Class              124       387

                           Day-to-day Fund Management

     Since December, 2000   Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  directs
     (Fund's inception)     portfolio  management for the Invista value team and
                            leads the value research  group.  She joined Invista
                            in 1985.  Ms.  Zaharis  received  her MBA from Drake
                            University   and  her  BBA  in   Finance   from  the
                            University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.


Main Strategies
The Fund pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 65% of its assets in companies with large market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Federated, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. Federated evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.

Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate short-term gains (losses) for its shareholders, which are taxed at a higher rate than long-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to sector risk which is the possibility that a certain sector may underperform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.75%       0.75%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.50%       1.32%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $153       $474

     Advisors Preferred Class              134        418

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: James E. Grefenstette, CFA. Mr. (Fund's inception) Grefenstette joined Federated in 1992 and has been a
                            Portfolio  Manager and a Vice President of Federated
                            Investment  Management Company since 1996. From 1994
                            until 1996, Mr. Grefenstette was a Portfolio Manager
                            and  an  Assistant   Vice   President  of  Federated
                            Investment   Management  Company.  Mr.  Grefenstette
                            received his MS in Industrial Administration from Carnegie Mellon University. He has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: J. Thomas Madden, CFA. Mr. Madden joined (Fund's inception) Federated as a Senior Portfolio Manager in 1977 and
                            has been an  Executive  Vice  President of Federated
                            Investment Management Company since 1994. Mr. Madden served as a Senior Vice President of Federated
                            Investment Management Company from 1989 to 1993. Mr.
                            Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial
                            Analyst designation.

     Since December, 2000   Co-Manager:  Bernard  J.  Picchi,  CFA.  Mr.  Picchi
     (Fund's inception)     joined   Federated   in  1999  as  a   Senior   Vice
                            President/Director   of  U.S.  Equity  Research  for
                            Federated Investment Management Company. From 1994 to 1999, Mr. Picchi was a Managing Director of
                            Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock
                            Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000   Co-Manager:  David P. Gilmore.  Mr.  Gilmore  joined
     (Fund's inception)     Federated in August 1997 as an  Investment  Analyst.
                            He was promoted to Senior Investment Analyst in July
                            1999 and  became  an  Assistant  Vice  President  of
                            Federated  in July 2000.  Mr.  Gilmore  was a Senior
                            Associate  with  Coopers & Lybrand from January 1992
                            to  May  1995.   He  earned  his  M.B.A.   from  the
                            University  of Virginia and has a B.S.  from Liberty
                            University. He has earned the right to use the Chartered Financial Analyst designation.


PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.


Main Strategies
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. The Fund will invest primarily in companies with market capitalizations of $10 billion or more. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. Markets.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.75%       0.75%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.50%       1.32%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $153       $474

     Advisors Preferred Class              134       418

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: William S. Auslander, Principal of (Fund's inception) Morgan Stanley & Co. Incorporated and Morgan Stanley
                            Dean Witter Investment Management Inc. Mr. Auslander joined Morgan Stanley in 1995 as an Equity Analyst and currently is a Portfolio Manager in Morgan
                            Stanley's Institutional Equity Group. Prior thereto, he was an Equity Analyst at Icahn & Co., 1986-1995.
                            He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

     Since December, 2000 Co-Manager: Philip W. Friedman, Managing Director of (Fund's inception) Morgan Stanley & Co. Incorporated and Morgan Stanley
                            Dean  Witter  Investment  Management  Inc.  He was a
                            member of Morgan Stanley & Co. Incorporated's Equity
                            Research team (1990-1995)  before becoming  Director
                            of North America Research (1995-1997). Currently Mr.
                            Friedman is head of Morgan  Stanley's  Institutional
                            Equity Group. He holds a BA from Rutgers  University
                            and  an  MBA  from  the  J.L.   Kellogg   School  of
                            Management at Northwestern University.


PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks of large capitalization companies. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Sub-Advisor, American Century, selects stocks for investment that it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


Using its extensive computer database, American Century tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This information is used to help American Century select or decide to continue to hold the stocks of companies it believes will be able to sustain accelerating growth, and to sell stocks of companies whose growth begins to slow down.

Under normal market conditions, American Century intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When it considers it prudent, American Century may invest Fund assets in non-leveraged futures and options. Non-leveraged means that the Fund may not invest in futures and options where it would be possible to lose more than the Fund invested. Futures and options can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $178       $551

     Advisors Preferred Class              160        496

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Gregory Woodhams, CFA. Mr. Woodhams is a (Fund's inception) Vice President and Portfolio Manager for American
                            Century Investments,  Mr. Woodhams has worked in the
                            financial  industry  since 1992 and joined  American
                            Century in 1997.  Previously,  he was Vice President
                            and  Director of Equity  Research at Texas  Commerce
                            Bank.  Mr.  Woodhams  holds a  Bachelor's  Degree in
                            Economics from Rice University and a Master's Degree
                            in  Economics  from the  University  of Wisconsin at
                            Madison.   He  has  earned  the  right  to  use  the
                            Chartered Financial Analyst designation.




     Since December, 2000 Co-Manager: C. Kim Goodwin. Ms. Goodwin was named (Fund's inception) Co-Chief Investment Officer for American Century's
                            domestic   growth   equity   discipline   in   2000.
                            Previously  she was Senior Vice President and Senior
                            Portfolio  Manager and has been a member of the team
                            that manages Growth since joining  American  Century
                            in 1997. Before joining American Century, she served
                            as Senior Vice  President and  Portfolio  Manager at
                            Putnam  Investments  from  1996 to  1997,  and  Vice
                            President  and   Portfolio   Manager  at  Prudential
                            Investments  from 1993 to 1996.  Ms. Goodwin holds a
                            Bachelor of Arts Degree from Princeton University, an MBA in Finance and a Master's Degree in Public
                            Affairs from the University of Texas.


     Since December, 2000 Co-Manager: Prescott LeGard, CFA. Mr. LeGard is a (Fund's inception) Portfolio Manager for American Century Investments.
                            Mr.  LeGard  joined  the  company  in  1999.  Before
                            joining the  company,  he was an Equity  Analyst for
                            USAA   Investment   Management   where  he  analyzed
                            technology   companies.   He  has   worked   in  the
                            investment industry since 1993. Mr. LeGard holds a BA Degree in Economics from DePauw University. He has earned the right to use the Chartered Financial
                            Analyst designation.
[/R]

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
o exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);
o can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
o    appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.80%       0.80%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.55%       1.37%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $178       $551

     Advisors Preferred Class              139        434

                           Day-to-day Fund Management

     Since December, 2000   Co-Manager:  Marilyn  G.  Fedak.  Ms.  Fedak,  Chief
     (Fund's inception)     Investment   Officer  of  U.S.  Value  Equities  and
                            Chairman of the U.S. Equity  Investment Policy Group
                            of the Bernstein  Investment Research and Management
                            unit   of   Alliance    Capital    Management   L.P.
                            ("Alliance") since October 2000 and prior to that at Sanford C. Bernstein & Co., Inc. ("SCB Inc.") since
                            1993. She joined SCB Inc. in 1984 and has managed portfolio investments since 1976. She has a BA from Smith College and an MBA from Harvard Business
                            School.

     Since December, 2000 Co-Manager: Steven Pisarkiewicz. Mr. Pisarkiewicz (Fund's inception) has been with Alliance since October 2000 and prior to that with SCB Inc. since 1989 and has been Senior
                            Portfolio Manager since 1997. He holds a BS from the
                            University   of   Missouri   and  an  MBA  from  the
                            University of California at Berkeley.


PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its total assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. The Fund may continue to hold or add to a position in a stock after it has grown beyond $10 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
o strong fundamentals, such as a company's financial, operational and competitive positions;
o    consistent cash flow; and
o    a sound earnings record through all phases of the market cycle.


Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is  generally a suitable  investment  if  investors  seeking  long-term
growth  and  willing  to  accept   short-term   fluctuations  in  the  value  of
investments.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $178       $551

     Advisors Preferred Class              160        496

                           Day-to-day Fund Management

     Since December, 2000 Robert I. Gendelman, Managing Director and Portfolio (Fund's inception) Manager, Neuberger Berman Management, Inc., since
                            1994. He holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


REAL ESTATE FUND
The Fund seeks to generate a total return.

Main Strategies
The Fund invests primarily in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code ("Code"). REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, PCREI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.

Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o are dependent upon management skills and might not be diversified;
o are subject to cash flow dependency and defaults by borrowers; and
o could fail to qualify for tax-free pass-through of income under the Code.

Because of these factors, the value of the securities held by the Fund, and in turn the price per share of the Fund, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile
The Fund is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and are willing to accept the potential for volatile fluctuations in the value of investments.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.85%       0.85%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.60%       1.42%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $163       $505

     Advisors Preferred Class              145        449

                           Day-to-day Fund Management

     Since December, 2000 Kelly D. Rush, CFA. Mr. Rush directs the Real Estate (Fund's inception) Investment Trust (REIT) activity for PCREI. Mr. Rush joined the Principal Financial Group in 1987 and has
                            been  dedicated  to public real  estate  investments
                            since 1995. His experience  includes the structuring
                            of public real  estate  transactions  that  included
                            commercial   mortgage  loans  and  the  issuance  of
                            unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered
                            Financial Analyst designation.


Aggressive Funds

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable  investment  for  investors  seeking  long-term
growth  of  capital  and  willing  to  accept  the  potential   for   short-term
fluctuations in the value of investments.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.65%       0.65%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.40%       1.22%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $143       $443

     Advisors Preferred Class              124        387

                           Day-to-day Fund Management

     Since December, 2000 K. William Nolin, CFA. Mr. Nolin has managed the (Fund's inception) domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial
                            Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.65%       0.65%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.40%       1.22%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $143      $443

     Advisors Preferred Class              124       387

                           Day-to-day Fund Management

     Since December, 2000 John F. McClain. Mr. McClain is a portfolio manager (Fund's inception) for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.


MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.


Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") MidCap 400 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P MidCap 400. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund attempts to minimize such effects.

Invista reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

* Standard & Poor's Corporation is not affiliated with the MidCap S&P 400 Index Fund, Invista Capital Management LLC or Principal Life Insurance Company.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.15%       0.15%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   0.90%       0.72%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                 $92      $287

     Advisors Preferred Class               74       230

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Robert Baur, Ph.D. Dr. Baur joined (Fund's inception) Invista in 1995 after serving as a professor of finance and economics at Drake  University and Grand
                            View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa
                            State University. Dr. Baur also did post-doctoral study in finance and economics at the University of Minnesota. He also holds a BS in Mathematics from Iowa State University.

     Since December, 2000 Co-Manager: Rhonda VanderBeek. Ms. Vander Beek (Fund's inception) directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. Vander Beek has extensive experience trading both domestic and international securities.


PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in companies with market capitalizations between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher taxable distributions and lower performance due to increased brokerage costs.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $178       $551

     Advisors Preferred Class              160        496

                           Day-to-day Fund Management

     Since December, 2000   Co-Manager:  Robert  E.  Turner,  CFA.  Mr.  Turner,
     (Fund's inception)     Chairman  and  Chief  Investment  Officer,   founded
                            Turner Investment  Partners,  Inc. in 1990. Prior to
                            1990, he was Senior Investment Manager with Meridian
                            Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: Christopher K. McHugh. Mr. McHugh joined (Fund's inception) Turner Investment Partners, Inc. in 1990. He holds a
                            BS  in  Accounting  from  Philadelphia   College  of
                            Textiles  and Science and an MBA in Finance from St.
                            Joseph's University.

     Since December, 2000 Co-Manager: William C. McVail. Mr. McVail, Senior (Fund's inception) Equity Portfolio Manager, joined Turner in 1998.
                            Prior  thereto,  he  was  Portfolio  Manager  at PNC
                            Equity Advisers. He has 12 years of investment experience.


PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks  long-term  growth of capital.


Main Strategies
To pursue its goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Neuberger Berman, takes a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

Neuberger Berman follows a disciplined selling strategy and may eliminate a stock from the portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.


Through active trading, the Fund may have a high portfolio turnover rate. High turnover rates can mean higher taxable distributions and lower performance due to increased brokerage costs.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise and fall, the Fund's share price changes. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.10%       1.10%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.85%       1.67%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $188       $562

     Advisors Preferred Class              170        526

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Michael F. Malouf. Mr. Malouf is a Vice (Fund's inception) President of Neuberger Berman Management and
                            Managing  Director of  Neuberger  Berman,  LLC.  Mr.
                            Malouf joined the firm in 1998. From 1991 to 1998, he was a Portfolio Manager at another firm.

     Since December, 2000 Co-Manager: Jennifer K. Silver. Ms. Silver is a Vice (Fund's inception) President of Neuberger Berman Management and
                            Managing  Director of  Neuberger  Berman,  LLC.  Ms.
                            Silver has been Director of the Growth Equity Group since 1997 and was an Analyst and a Portfolio
                            Manager at another firm from 1981 to 1997.


PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

Main Strategies
The Fund pursues its investment objective by investing primarily in equity securities of companies offering superior prospects for earnings growth. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with small market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Using its own quantitative process, the Sub-Advisor, Federated, rates the future performance potential of companies. Federated evaluates each company's earnings quality in light of their current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.

Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund considers its approach aggressive because its strategies with respect to security analysis, market capitalization, and sector allocation are designed to produce a portfolio of stocks whose long-term growth prospects are significantly above those of the S&P 500 Index. Accordingly, the prices of the stocks held by the Fund may, under certain market conditions, be more volatile than the prices of stocks selected using a less aggressive approach.

The Fund may attempt to manage market risk by buying and selling financial futures and options. This may include the purchase of index futures contracts as a substitute for direct investments in stocks. It may also include the purchase and sale of options to protect against general declines in small capitalization stocks economically.


The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate short-term gains (losses) for its shareholders, which are taxed at a higher rate than long-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Federated may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise and fall, the Fund's share price changes. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                 $178      $551

     Advisors Preferred Class               160       496

     Since December, 2000 Co-Manager: Keith J. Sabol, CFA. Mr. Sabol joined (Fund's inception) Federated in 1994. He has been a Porfolio Manager since 1996 and served as an Assistant Vice President
                            of Federated Investment Management Company from 1997
                            to 1998.  He has been a Vice  President of Federated
                            Investment  Management Company since 1998. Mr. Sabol
                            was an Investment Analyst,  and then Equity Research
                            Coordinator  for  Federated  Investment   Management
                            Company from 1994 to 1996. Mr. Sabol earned his MS in Industrial Administration from Carnegie Mellon
                            University. He has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: Aash M. Shah, CFA. Mr. Shah joined (Fund's inception) Federated in 1993 and has been a Portfolio Manager
                            and  a  Vice   President  of  Federated   Investment
                            Management  Company  since  1997.  Mr.  Shah  was  a
                            Portfolio  Manager and served as an  Assistant  Vice
                            President of Federated Investment Management Company
                            from 1995 through 1996, and as an Investment Analyst
                            from 1993 to 1995.  Mr. Shah received his Masters in
                            Industrial   Administration   from  Carnegie  Mellon
                            University with a concentration in Finance and Accounting. He has earned the right to use the Chartered Financial Analyst designation.


SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise and fall, the Fund's share price changes. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.75%       0.75%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses...................   0.38        0.26

         Total Fund Operating Expenses   1.50%       1.32%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $153      $474

     Advisors Preferred Class              134       418

                           Day-to-day Fund Management

     Since December, 2000   Co-Manager:  Tom Morabito,  CFA. Mr. Morabito joined
     (Fund's inception)     Invista  in  2000  as  the  lead   small-cap   value
                            portfolio  manager.  He has  more  than 12  years of
                            analytical and portfolio management expertise. Since
                            1994,  Mr.   Morabito  was  a  manager  for  INVESCO
                            Management  &  Research.  He  received  his  MBA  in
                            Finance  from   Northeastern   University   and  his
                            Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

     Since December, 2000 Co-Manager: Michael L. Johnson. Mr. Johnson is a (Fund's inception) portfolio manager of Invista. He performs security analysis  and  strategy  development  for the firm's
                            growth   equity   research   effort.   Mr.   Johnson
                            specializes in the capital goods, health care and technology sectors. He joined Invista in 1992. He received his MBA from Drake University and his Bachelor's degree in business administration and finance from the University of Nebraska. He has earned the right to use the Chartered Financial
                            Analyst designation. .


SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise and fall, the Fund's share price changes. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.75%       0.75%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses...................   0.38        0.26

         Total Fund Operating Expenses   1.50%       1.32%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $153      $474

     Advisors Preferred Class              134       418

                           Day-to-day Fund Management

     Since December, 2000 John F. McClain. Mr. McClain is a portfolio manager (Fund's inception) for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.


SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.


Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") SmallCap 600 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P SmallCap 600. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund attempts to minimize such effects.

Invista reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility (wide, rapid fluctuations), which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

* Standard & Poor's Corporation is not affiliated with the SmallCap S&P 600 Index Fund, Invista Capital Management, LLC or Principal Life Insurance Company.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.15%       0.15%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses...................   0.38        0.26

         Total Fund Operating Expenses   0.90%       0.72%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the timeperiods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class    $92     $287

     Advisors Preferred Class  74      230

                           Day-to-day Fund Management

     Since December, 2000 Co-Manager: Robert Baur, Ph.D. Dr. Baur joined (Fund's inception) Invista in 1995 after serving as a professor of finance and economics at Drake  University and Grand
                            View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa
                            State University. Dr. Baur also did post-doctoral study in finance and economics at the University of Minnesota. He also holds a BS in Mathematics from Iowa State University.

     Since December, 2000 Co-Manager: Rhonda VanderBeek. Ms. Vander Beek (Fund's inception) directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. Vander Beek has extensive experience trading both domestic and international securities.


SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. Up to 25% of Fund assets may be invested in foreign securities.

The Fund specializes in stocks of small-sized companies that are undervalued at the time of purchase. These stocks are often characterized by below-average stock price/earnings ratios and above-average dividend yields. The Sub-Advisor, Invista, selects the Fund's investments primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise and fall, the Fund's share price changes. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.75%       0.75%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses...................   0.38        0.26

         Total Fund Operating Expenses   1.50%       1.32%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $153      $474

     Advisors Preferred Class              134       418

                           Day-to-day Fund Management

     Since December, 2000 Tom Morabito, CFA. Mr. Morabito joined Invista in (Fund's inception) 2000 as the lead small-cap value portfolio manager.
                            He  has  more  than  12  years  of  analytical   and
                            portfolio  management  expertise.  Since  1994,  Mr.
                            Morabito  was a manager  for  Invesco  Management  &
                            Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial
                            Analyst designation.


TECHNOLOGY FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in common stocks and other securities of technology and telecommunications companies domiciled in any of the nations of the world. The Sub-Advisor, BT believes that as markets are becoming increasingly globalized, companies can no longer be researched on a purely regional basis. Companies are increasingly influenced by global, not just local trends, and for this reason BT believes that analysis and research needs to be conducted in a global context. BT considers companies in a broad range of technology-related industries, generally including: computers; software and peripheral products; electronics; communications equipment and services; and information services.

The Sub-Advisor, BT, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The Fund is also subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.


Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions . In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.


Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in the technology and telecommunications sector and who are able to assume the increased risks of higher price volatility associated with such investments. In addition, an investor must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $178       $551

     Advisors Preferred Class              160        496

                           Day-to-day Fund Management

     Since December, 2000 David Mills is Executive Vice President of BT and (Fund's inception) serves as its head of U.S. Equities. He joined BT's retail unit trust team in January 1990 as an Analyst in European equities. In July 1996, he assumed fund management responsibility for all of the direct
                            European investment vehicles offered by BT.

Dynamic Funds

EUROPEAN FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in equity securities of companies domiciled or in the opinion of the Sub-Advisor, BT, having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.


The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in European securities. These include securities of:
o    companies organized under the laws of European countries;
o companies for which the principal securities trading market is in a European country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in European countries.


The global equity investment philosophy of BT is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
     o rigorous proprietary stock research which enables their analysts to understand the:
     o    quality of the company;
     o    nature of its management;
     o    nature of its industry competition; and
     o    business valuation - the true "business value" of the company;

o    maintaining global coverage within the universe of investment choices; and
o    maintaining a medium-term focus.
As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in European markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $178       $551

     Advisors Preferred Class              160        496

                           Day-to-day Fund Management

     Since December, 2000 Crispin Murray, Executive Vice President of BT, (Fund's inception) joined BT in April 1994 as an Investment Analyst. In
                            1995,   his  role  became  pure  European   equities
                            analysis    covering    banks,    telecommunication,
                            telecommunication  equipment  and  media.  In  April
                            1998, he became Head of European Equities and in May
                            1998 became  coordinator  for BTFM's Global  Banking
                            Group. His global sector responsibilities include telecommunications and banks. Prior to joining BT, Mr. Murray worked for Equitable Life Assurance
                            Society in the UK as a bond & currency analyst. He received an Honours degree in Economics & Human
                            Geography from Reading University in the UK.


INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.


Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

The Fund anticipates that its portfolio turnover will typically range from 200% to 300%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.35%       1.35%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   2.10%       1.92%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

         Advisors Select Class            $213       $658

         Advisors Preferred Class          195        603

                           Day-to-day Fund Management

     Since December, 2000 Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio (Fund's inception) manager specializing in the management of
                            international  equity  portfolios.   He  joined  the
                            Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from
                            Drake University and his BBA in Accounting from Iowa
                            State University. He has earned the right to use the Chartered Financial Analyst designation.


INTERNATIONAL FUND I
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.


The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   0.90%       0.90%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.65%       1.47%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $168       $520

     Advisors Preferred Class              150        465

                           Day-to-day Fund Management

     Since December, 2000 Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio (Fund's inception) manager specializing in the management of
                            international  equity  portfolios.   He  joined  the
                            Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from
                            Drake University and his BBA in Accounting from Iowa
                            State University. He has earned the right to use the Chartered Financial Analyst designation.


INTERNATIONAL FUND II
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
o companies with their principal place of business or principal offices outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; or
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.


The Sub-Advisor, BT, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $178       $551

     Advisors Preferred Class              160        496

                           Day-to-day Fund Management

     Since December, 2000 Christopher Selth, Executive Vice President of BT, (Fund's inception) was appointed its head of International Equities in
                            1998 and its  joint  head of  Equities  in 1999.  He
                            joined BT in 1987 as an  Investment  Analyst  in the
                            retail unit trust  group.  In 1988,  he was assigned
                            the responsibility to cover European  equities.  Mr.
                            Selth  was  given  responsibility  for the  European
                            component  of all retail  unit trusts in March 1994.
                            Since  November  1996, he has been  responsible  for
                            institutional   and  retail  European   investments,
                            supervising   all  European   activities,   and  the
                            European funds  management  group.  Prior to joining
                            BT, Mr. Selth worked with QBE Insurance Limited in investment management as an assistant to the Group
                            Treasurer. He holds a Bachelor's degree in Economics
                            (Honours) from the University of Sydney.


INTERNATIONAL SMALLCAP FUND
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.


The Sub-Advisor, Invista, diversifies the Fund's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.20%       1.20%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.95%       1.77%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

     Advisors Select Class                $198       $612

     Advisors Preferred Class              180        557

                           Day-to-day Fund Management

     Since December, 2000 Darren K. Sleister, CFA. Mr. Sleister is a portfolio (Fund's inception) manager specializing in the management of international equity portfolios. Mr. Sleister joined
                            Invista in 1993. He received his MBA in Investment and Corporate Finances from the University of Iowa and his Bachelor's degree in Communications from Central College. He has earned the right to use the Chartered Financial Analyst designation.


PACIFIC BASIN FUND
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include securities of:
o    companies organized under the laws of Pacific Basin countries;
o companies for which the principal securities trading market is in a Pacific Basin country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in Pacific Basin countries.


Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.

The global equity investment philosophy of BT, the Sub-Advisor, is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
o rigorous proprietary stock research which enables their analysts to understand the:
     o   quality of the company;
     o   nature of its management;
     o   nature of its industry competition; and
     o  business  valuation  - the  true  "business  value"  of the  company;
o    maintaining global coverage within the universe of investment choices; and
o    maintaining a medium-term focus.
As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in Pacific Basin markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

                Fund Operating Expenses

                                       Advisors    Advisors
                                        Select     Preferred
                                         Class       Class

     Management Fees..................   1.00%       1.00%
     12b-1 Fees.......................   0.37        0.31
     Other Expenses*..................   0.38        0.26

         Total Fund Operating Expenses   1.75%       1.57%

     * Other Expenses:
         Service Fee                     0.25%       0.17%
         Administrative Service Fee      0.13        0.09

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                                         1 Year    3 Years

         Advisors Select Class             $178      $551

         Advisors Preferred Class           160       496

                           Day-to-day Fund Management

     Since December, 2000 Dean Cashman is Executive Vice President of BT and (Fund's inception) serves as head of Japanese equities. He joined BT in
                            January 1988, initially involved in the liquids and fixed interest group, but moved to the European equity group in late 1989 specializing in the Latin
                            Block countries  including France,  Italy and Spain.
                            He started working on Japanese equities at the end of 1991 and subsequently took over responsibility for the group. Mr. Cashman received a degree in Economics from the University of Queensland.


General Information

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.


Ongoing Fees
Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. They reduce the value of each share. Because they are ongoing fees, they increase the cost of investing in the Funds. These fees include:
o Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
o Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Advisors Select and Advisors Preferred share classes. These ongoing fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Under the plan, each of those classes of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. Over time, these fees may exceed other types of sales charges.
o Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
o Administrative Service Fee - The Manager has entered into an Administrative Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
o Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

Conversion Features
Principal Investors Fund will:
o convert all Advisors Select shares held by a plan to Advisors Preferred shares if the aggregate value of the shares exceeds $10 million on the annual determination date (which shall be the 75th day (or prior business day) before the plan year-end);
o convert all Advisors Preferred shares held by a plan to Advisors Select shares if the aggregate value of the shares is less than $8 million on the annual determination date;
o effect the conversion on the basis of relative net assets of the two classes without any charge; and
o make the conversion effective on the 30th day (or next business day) after the annual determination date.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Balanced and Bond & Mortgage Securities Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
o    the counterparty may fail to perform its obligations.


Foreign Securities
Each of the following Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.; and
o companies for which the principal securities trading market is outside the U.S.


The European Equity, International I, International II, International Emerging Markets, International SmallCap, Pacific Basin and Technology Funds each may invest up to 100% of its assets in foreign securities. Each of the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may invest in foreign securities to the extent that its relevant index is so invested. The other Funds (except Government Securities) may each invest up to 25% of its assets in foreign securities.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; o relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objective.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the other Funds as they have been in existence for less than six months.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
The Manager
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of each Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of Advisors Select, Advisors Preferred, Select and Preferred Fund classes of shares. The Fund and the Manager have entered into a Portfolio Accounting
Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of October 31, 2000, the mutual funds it manages had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

Funds: Balanced (equity securities portion), International I, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value


Sub-Advisor:      Invista  Capital  Management,  LLC  ("Invista"),  an  indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including
                  Principal  Life.  Assets under  management as of September 30,
                  2000, were approximately $29.7 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Funds: Balanced (fixed-income portion), Bond & Mortgage Securities, Government Securities, High Quality Short-Term Bond, High Quality Intermediate-Term Bond, High Quality Long-Term Bond and Money Market


Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of September 30, 2000, were approximately $31.1 billion.
                  PCII's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa
                  50309.


Fund:             Real Estate


Sub-Advisor:      Principal  Capital Real Estate  Investors,  LLC ("PCREI"),  an
                  indirect  wholly-owned  subsidiary of Principal Life Insurance
                  Company and an affiliate of the Manager,  was founded in 2000.
                  It manages investments for institutional investors,  including
                  Principal Life Insurance Company. Assets under management as of September 30, 2000, were approximately $20.7 billion.
                  PCREI's  address is 1800 Hub Tower,  699  Walnut,  Des Moines,
                  Iowa 50309.


Funds:            European, International II, Pacific Basin and Technology


Sub-Advisor:      BT  Funds  Management  (International)  Limited  ("BT")  is  a
                  related company of BT Funds Management Limited ("BTFM") and a member of the Principal Financial Group. Its address is The
                  Chifley Tower, 2 Chifley Square, Sydney NSW 2000 Australia. As of October 31,2000, BT, together with BTFM, had approximately
                  $23.8 billion under management.


Fund:             Partners LargeCap Growth I


Sub-Advisor:      Morgan  Stanley  Asset  Management  ("Morgan  Stanley"),  with principal offices at 1221 Avenue of the Americas, New York, NY
                  10020,  conducts a worldwide portfolio management business and provides a broad  range of  portfolio  management  services to customers  in the U.S. and abroad.  As of September  30, 2000,
                  Morgan  Stanley,  together with its  affiliated  institutional
                  asset  management  companies,   managed  investments  totaling
                  approximately $176.8 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Asset Management
                  Inc. changed its name to Morgan Stanley Dean Witter Investment
                  Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


Fund:             Partners MidCap Growth

Sub-Advisor:      Turner  Investment  Partners,  Inc.  ("Turner") was founded in
                  1990. Its address is 1235 Westlake Drive,  Suite 350,  Berwyn,
                  PA 19312.  As of October 31,  2000,  Turner had  discretionary management  authority  with  respect  to  approximately  $11.7 billion in assets.

Fund:             Partners LargeCap Value


Sub-Advisor:      Alliance  Capital  Management  L.P.  ("Alliance")  through its
                  Bernstein    Investment    Research   and   Management    unit
                  ("Bernstein"). As of September 30, 2000, Alliance managed $470 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.


Funds:            Partners MidCap Value and Partners SmallCap Growth I

Sub-Advisor:      Neuberger Berman  Management Inc.  ("Neuberger  Berman") is an
                  affiliate of Neuberger  Berman,  LLC.  Neuberger Berman LLC is
                  located  at  605  Third  Avenue,   2nd  Floor,  New  York,  NY
                  10158-0180. Together with Neuberger Berman, the firms manage more than $56.5 billion in total assets (as of September 30, 2000) and continue an asset management history that began in 1939.

Funds:            Partners LargeCap Blend and Partners SmallCap Growth II

Sub-Advisor:      Federated  Investment  Management  Company  ("Federated") is a
                  registered investment adviser and a wholly-owned subsidiary of
                  Federated   Investors,   Inc.,  which  was  founded  in  1955.
                  Federated is located in the Federated  Investors Tower at 1001
                  Liberty Avenue,  Pittsburgh,  PA 15222-3779. As of October 31,
                  2000, Federated managed $131 billion in assets.

Fund:             Partners LargeCap Growth II

Sub-Advisor:      American  Century  Investment   Management,   Inc.  ("American
                  Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS
                  64111. As of October 31, 2000,  American  Century managed over
                  $109.7 billion in assets.

Duties of Manager and Sub-Advisors
The Manager or Sub-Advisor provides the Board of Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policy and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor.

Principal Investors Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated
Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved. The Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value, Partners SmallCap Growth Fund I and Partners SmallCap Growth Fund II have received the necessary shareholder approval and intend to rely on the order.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Each Fund's shares are bought and sold at the current NAV. The share price of each class of each Fund is calculated each day the New York Stock Exchange
(NYSE) is open. The NAV is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the NAV used to fill the order is the next price calculated after the order is received.

For all Funds except the Money Market Fund,  the NAV is calculated  by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the classes of the Fund
o    subtracting the liabilities of each class
o    dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:
o If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The European, International I, International II, International Emerging Markets, International SmallCap and Pacific Basin Funds each has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


Purchase of Fund Shares
Shares may be purchased:
o    via the internet.
     o standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
     o    available 7 days a week (7 a.m.  to 9 p.m.  Central  Time).
o    using a modem.
     o    plan contributions transferred electronically.
     o standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
     o    available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.

Redemption of Fund Shares
Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Exchange of Fund Shares
An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
o the class shares of such other Fund are available in the plan member's state of residence; and o shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


Dividends and Distributions
The High Quality Short-Term Bond, Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond and High Quality Long-Term Bond Funds pay most of their net dividend income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is December 23 (or previous business day).

The other Funds (other than the Money Market Fund) pay most of their net dividend income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is December 23 (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Money Market Fund.

Under normal circumstances, the Money Market Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Money Market Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

Dividend and capital gain distributions from a Fund are reinvested in additional shares of the Fund making the distribution.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.

A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

FUND ACCOUNT INFORMATION

Statements
Unless the plan elects to receive statements on a semiannual or annual basis, statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.


This information may also be accessed by accessing www.principal.com.


Minimum Account Balance
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Funds is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be mailed to the plan sponsor. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

Financial Statements
Plans will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.


Appendix A

PERFORMANCE RESULTS - STABLE FUNDS

                                                                 Average Annual Performance
                                                                (through September 30, 2000)

                                                            YTD    1 YR   3 YR    5 YR   10 YR
High Quality Short-Term Bond Fund Advisors Select*
High Quality Short-Term Bond Fund Advisors Preferred*
PCII High Quality Short-Term Bond Composite                 5.66    5.96   5.03
   Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index       0.93    6.10   5.76    6.04    6.95
   Average Short-Term Bond Category (Morningstar)           5.25    5.98   5.05    5.41    6.47

                                                                                      Annual Performance
                                                                                    (year ended December 31)

                                                          1999    1998   1997    1996    1995   1994    1993   1992    1991     1990
High Quality Short-Term Bond Fund Advisors Select*
High Quality Short-Term Bond Fund Advisors Preferred*
PCII High Quality Short-Term Bond Composite               1.05    6.79   6.64
   Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index     2.09    7.63   7.13    4.67   12.88  -0.72    7.10   6.83   13.17     9.71
   Average Short-Term Bond Category (Morningstar)         2.12    6.28   6.51    4.35   11.48  -0.86    6.86   6.15   13.43     7.98

*Fund's inception 12/6/00.

PERFORMANCE RESULTS - CONSERVATIVE FUNDS

                                                                 Average Annual Performance
                                                                (through September 30, 2000)

                                                            YTD    1 YR   3 YR    5 YR   10 YR
Bond & Mortgage Securities Fund Advisors Select*
Bond & Mortgage Securities Fund Advisors Preferred*
PCII Multi-Sector Composite                                 7.31    7.04   5.74    6.60    8.34
   Lehman Brothers Aggregate Bond Index                     0.63    6.99   5.93    6.47    8.05
   Average Intermediate-Term Bond Category (Morningstar)    5.61    5.90   4.70    5.55    7.61

Government Securities Fund Advisors Select*
Government Securities Fund Advisors Preferred*
PCII Mortgage-Backed Broad Composite                        6.94    7.05   5.75    6.47    7.90
   Lehman Brothers Mortgage Backed Securities Index         1.04    7.42   6.07    6.80    7.93
   Average Intermediate Government Category (Morningstar)   6.28    6.29   4.87    5.43    6.97

High Quality Intermediate-Term Bond Fund
   Advisors Select*
High Quality Intermediate-Term Bond Fund
   Advisors Preferred*
PCII High Quality Intermediate-Term Bond Composite          6.48    6.54   5.58
   Lehman Brothers Aggregate Bond Index                     0.63    6.99   5.93    6.47    8.05
   Average Intermediate-Term Bond Category (Morningstar)    5.61    5.90   4.70    5.55    7.61

High Quality Long-Term Bond Fund Advisors Select*
High Quality Long-Term Bond Fund Advisors Preferred*
PCII High Quality Long-Term Bond Composite                  4.42    3.61   3.82
   Lehman Brothers Long Term Gov't./Corporate Bond Index   -0.89    7.94   6.18    6.90    9.74
   Average Long-Term Bond Category (Morningstar)            5.32    5.38   3.96    5.56    8.08


                                                                                      Annual Performance
                                                                                    (year ended December 31)

                                                           1999    1998   1997    1996    1995   1994    1993   1992    1991    1990
Bond & Mortgage Securities Fund Advisors Select*
Bond & Mortgage Securities Fund Advisors Preferred*
PCII Multi-Sector Composite                               -0.57    7.97  10.16    3.94   18.41  -2.05   10.67   8.25   15.89    9.49
   Lehman Brothers Aggregate Bond Index                   -0.82    8.69   9.65    3.63   18.47  -2.92    9.75   7.40   16.00    8.96
   Average Intermediate-Term Bond Category (Morningstar)  -1.22    7.42   8.76    3.30   17.35  -3.73   10.39   7.20   16.62    6.66

Government Securities Fund Advisors Select*
Government Securities Fund Advisors Preferred*
PCII Mortgage-Backed Broad Composite                       0.22    7.62   9.97    3.90   19.10  -4.41
   Lehman Brothers Mortgage Backed Securities Index        1.85    6.97   9.49    5.36   16.80  -1.61    6.84   6.96   15.72   10.72
   Average Intermediate Government Category (Morningstar) -1.44    7.45   8.45    2.80   16.42  -4.02    8.03   6.39   14.67    8.89

High Quality Intermediate-Term Bond Fund
   Advisors Select*
High Quality Intermediate-Term Bond Fund
   Advisors Preferred*
PCII High Quality Intermediate-Term Bond Composite        -0.57    8.28   9.32
   Lehman Brothers Aggregate Bond Index                   -0.82    8.69   9.65    3.63   13.47  -2.92    9.75   7.40   16.00    8.96
   Average Intermediate-Term Bond Category (Morningstar)  -1.22    7.42   8.76    3.30   17.35  -3.73   10.39   7.20   16.62    6.66

High Quality Long-Term Bond Fund Advisors Select*
High Quality Long-Term Bond Fund Advisors Preferred*
PCII High Quality Long-Term Bond Composite                -7.41   10.39   4.85
   Lehman Brothers Long Term Gov't./Corporate Bond Index  -7.64   11.76  14.52    0.13   29.93  -7.10   16.17   8.53   19.53    6.42
   Average Long-Term Bond Category (Morningstar)          -2.78    6.51  10.53    3.54   21.33  -6.13   13.34   7.98   17.15    5.74

*Fund's inception 12/6/00.

PERFORMANCE RESULTS - MODERATE FUNDS

                                                                 Average Annual Performance
                                                                (through September 30, 2000)

                                                            YTD    1 YR   3 YR    5 YR   10 YR
Balanced Fund Advisors Select*
Balanced Fund Advisors Preferred*
Invista Balanced Composite                                 -0.01    5.50   6.81   14.89
PCII Multi-Sector Composite                                 7.31    7.04   5.74    6.60    8.34
   S&P 500 Index                                           -5.28   13.28  16.44   21.69   19.44
   Lehman Brothers Aggregate Bond Index                     0.63    6.99   5.93    6.47    8.05
   Average Domestic Hybrid Category (Morningstar)           3.67   11.72   8.43   12.23   12.46

LargeCap Blend Fund Advisors Select*
LargeCap Blend Fund Advisors Preferred*
Invista Large Cap Composite                                -4.06    3.77  10.36   17.94
   S&P 500 Index                                           -5.28   13.28  16.44   21.69   19.44
   Average LargeCap Blend  Category (Morningstar)           0.77   17.07  14.25   18.74   17.40

Partners LargeCap Blend Fund Advisors Select*
Partners LargeCap Blend Fund Advisors Preferred*
Federated Capital Appreciation Composite                    2.54   34.42  22.23   24.43   20.83
   S&P 500 Index                                           -5.28   13.28  16.44   21.69   19.44
   Average LargeCap Blend  Category (Morningstar)           0.77   17.07  14.25   18.74   17.40

LargeCap Growth Fund Advisors Select*
LargeCap Growth Fund Advisors Preferred*
Invista Large Cap Growth Composite                          8.63
   S&P/BARRA 500 Growth Index                              -9.76   12.04  20.87   24.98   20.94
   Average LargeCap Growth Category (Morningstar)           2.80   31.95  22.86   22.63   20.05

Partners LargeCap Growth Fund I Advisors Select*
Partners LargeCap Growth Fund I Advisors Preferred*
Morgan Stanley Equity Growth Composite                      3.95   26.74   2.07   27.60   23.75
   S&P 500 Index                                           -5.28   13.28  16.44   21.69   19.44
   Average LargeCap Growth Category (Morningstar)           2.80   31.95  22.86   22.63   20.05

Partners LargeCap Growth Fund II Advisors Select*
Partners LargeCap Growth Fund II Advisors Preferred*
American Century Growth Composite                           2.45   26.64  22.27   20.79   19.61
   Russell 1000 Growth Index                               -9.46   23.43  23.97   25.07
   Average LargeCap Growth Category (Morningstar)           2.80   31.95  22.86   22.63   20.05

LargeCap S&P 500 Index Fund Advisors Select*
LargeCap S&P 500 Index Fund Advisors Preferred*
Invista S&P 500 Index Composite                            -1.70   12.84  16.02   21.25
   S&P 500 Index                                           -5.28   13.28  16.44   21.69   19.44
   Average LargeCap Blend Category (Morningstar)            0.77   17.07  14.25   18.74   17.40

LargeCap Value Fund Advisors Select*
LargeCap Value Fund Advisors Preferred*
Invista Large Cap Value Composite                          -0.22   -1.67   5.66   13.77
   S&P/BARRA 500 Value Index                               -0.02   13.75  11.31   17.90   17.55
   Average LargeCap Value Category (Morningstar)            2.83   10.78   7.41   14.67   15.19

Partners LargeCap Value Fund Advisors Select*
Partners LargeCap Value Fund Advisors Preferred*
Sanford C. Bernstein Diversified Value Composite            3.50    5.00
   Russell 1000 Value Index                                 0.91    8.91  10.23   17.59
   Average LargeCap Value Category (Morningstar)            2.83   10.78   7.41   14.67   15.19

MidCap Value Fund Advisors Select*
MidCap Value Fund Advisors Preferred*
Invista Mid Cap Value Composite                             3.74    3.08   2.12   11.44
   S&P/BARRA 400 Value Index                               16.95   25.46   9.69   16.02
   Average MidCap Value Category (Morningstar)              9.56   17.35   5.97   13.69   14.89

Partners MidCap Value Fund Advisors Select*
Partners MidCap Value Fund Advisors Preferred*
Neuberger Berman MidCap Value Composite                    21.79   35.08   4.73   15.66   16.60
   Russell Midcap Value Index                               0.96   13.00   5.96   14.07   17.81
   Average MidCap Value Category (Morningstar)              9.56   17.35   5.97   13.69   14.89

Real Estate Fund Advisors Select*
Real Estate Fund Advisors Preferred*
PCREI Real Estate Composite                                26.58   24.32   3.24
   Morgan Stanley REIT Index                                3.08   21.25  -0.73   10.27


                                                                                      Annual Performance
                                                                                    (year ended December 31)

                                                          1999    1998   1997    1996    1995   1994    1993   1992    1991     1990
Balanced Fund Advisors Select*
Balanced Fund Advisors Preferred*
Invista Balanced Composite                                2.20   12.17  20.03   10.69   26.88  -1.63   14.25  10.73   27.19
PCII Multi-Sector Composite                              -0.57    7.97  10.16    3.94   18.41  -2.05   10.67   8.25   15.89     9.49
   S&P 500 Index                                         21.04   28.58  33.36   22.96   37.58   1.32   10.08   7.62   30.47    -3.10
   Lehman Brothers Aggregate Bond Index                  -0.82    8.69   9.65    3.63   18.47  -2.92    9.75   7.40   16.00     8.96
   Average Domestic Hybrid Category (Morningstar)         8.24   12.50  18.24   13.07   24.87  -2.56   12.07   8.22   23.87    -0.09

LargeCap Blend Fund Advisors Select*
LargeCap Blend Fund Advisors Preferred*
Invista Large Cap Composite                               9.57   24.70  29.66   24.35
   S&P 500 Index                                         21.04   28.58  33.36   22.96   37.58   1.32   10.08   7.62   30.47    -3.10
   Average LargeCap Blend  Category (Morningstar)        19.72   21.95  27.43   20.37   31.99  -1.08   11.12   7.62   32.13    -3.34

Partners LargeCap Blend Fund Advisors Select*
Partners LargeCap Blend Fund Advisors Preferred*
Federated Capital Appreciation Composite                 43.39   20.08  30.62   18.39   37.17  -0.30   11.31  11.37   27.43    -4.43
   S&P 500 Index                                         21.04   28.58  33.36   22.96   37.58   1.32   10.08   7.62   30.47    -3.10
   Average LargeCap Blend  Category (Morningstar)        19.72   21.95  27.43   20.37   31.99  -1.08   11.12   7.62   32.13    -3.34

LargeCap Growth Fund Advisors Select*
LargeCap Growth Fund Advisors Preferred*
Invista Large Cap Growth Composite
   S&P/BARRA 500 Growth Index                            28.25   42.15  36.38   23.98   38.13   3.13    1.68   5.07   38.37     0.20
   Average LargeCap Growth Category (Morningstar)        39.72   33.56  25.00   18.95   32.27  -2.32   10.31   5.83   43.69    -2.12

Partners LargeCap Growth Fund I Advisors Select*
Partners LargeCap Growth Fund I Advisors Preferred*
Morgan Stanley Equity Growth Composite                   39.42   21.11  31.40   31.23   45.03   3.18    4.32   5.99   25.54    -2.92
   S&P 500 Index                                         21.04   28.58  33.36   22.96   37.58   1.32   10.08   7.62   30.47    -3.10
   Average LargeCap Growth Category (Morningstar)        39.72   33.56  25.00   18.95   32.27  -2.32   10.31   5.83   43.69    -2.12

Partners LargeCap Growth Fund II Advisors Select*
Partners LargeCap Growth Fund II Advisors Preferred*
American Century Growth Composite                        34.68   36.77  29.28   14.92   20.35  -1.49    3.76  -4.29   69.02    -3.83
   Russell 1000 Growth Index                             33.16   38.71  30.49   23.12   37.19   2.66    2.90   5.00   41.16    -0.26
   Average LargeCap Growth Category (Morningstar)        39.72   33.56  25.00   18.95   32.27  -2.32   10.31   5.83   43.69    -2.12

LargeCap S&P 500 Index Fund Advisors Select*
LargeCap S&P 500 Index Fund Advisors Preferred*
Invista S&P 500 Index Composite                          20.62   28.16  32.89   22.51   37.07   1.05
   S&P 500 Index                                         21.04   28.58  33.36   22.96   37.58   1.32   10.08   7.62   30.47    -3.10
   Average LargeCap Blend Category (Morningstar)         19.72   21.95  27.43   20.37   31.99  -1.08   11.12   7.62   32.13    -3.34

LargeCap Value Fund Advisors Select*
LargeCap Value Fund Advisors Preferred*
Invista Large Cap Value Composite                        -7.12   18.04  28.94   22.18
   S&P/BARRA 500 Value Index                             12.72   14.68  29.99   21.99   37.00  -0.63   18.60  10.53   22.56    -6.85
   Average LargeCap Value Category (Morningstar)          6.63   13.10  27.01   20.79   32.28  -0.81   13.25   9.89   28.51    -6.37

Partners LargeCap Value Fund Advisors Select*
Partners LargeCap Value Fund Advisors Preferred*
Sanford C. Bernstein Diversified Value Composite          7.80
   Russell 1000 Value Index                               7.35   15.63  35.18   21.64   38.35  -1.99   18.12  13.81   24.61    -8.08
   Average LargeCap Value Category (Morningstar)          6.63   13.10  27.01   20.79   32.28  -0.81   13.25   9.89   28.51    -6.37

MidCap Value Fund Advisors Select*
MidCap Value Fund Advisors Preferred*
Invista Mid Cap Value Composite                          -7.36    3.25  35.49   16.03   41.18   0.98   11.43   7.57   33.54
   S&P/BARRA 400 Value Index                              2.33    4.67  34.32   19.40   34.04  -0.57   13.43  16.02
   Average MidCap Value Category (Morningstar)            7.78    3.92  26.04   20.50   29.27  -1.11   17.11  13.54   29.65    -8.51

Partners MidCap Value Fund Advisors Select*
Partners MidCap Value Fund Advisors Preferred*
Neuberger Berman MidCap Value Composite                   8.04  -10.66  32.66   28.08   35.23  -1.89   16.44  17.52   22.36    13.91
   Russell Midcap Value Index                            -0.11    5.09  34.37   20.26   34.93  -2.13   15.62  21.68   37.92   -16.08
   Average MidCap Value Category (Morningstar)            7.78    3.92  26.04   20.50   29.27  -1.11   17.11  13.54   29.65    -8.51

Real Estate Fund Advisors Select*
Real Estate Fund Advisors Preferred*
PCREI Real Estate Composite                              -3.01  -10.20  19.83
   Morgan Stanley REIT Index                             -4.55  -16.90  18.58   35.89   12.90

*Fund's inception 12/6/00.

PERFORMANCE RESULTS - AGGRESSIVE FUNDS

                                                                 Average Annual Performance
                                                                (through September 30, 2000)

                                                            YTD    1 YR   3 YR    5 YR   10 YR
MidCap Blend Fund Advisors Select*
MidCap Blend Fund Advisors Preferred*
Invista Mid Cap Core Composite                             11.55   34.01   9.05   16.08
   S&P MidCap 400 Index                                    -0.68   43.21  18.97   21.71
   Average MidCap Blend Category (Morningstar)              7.19   24.94   8.81   15.11   16.30

MidCap Growth Fund Advisors Select*
MidCap Growth Fund Advisors Preferred*
Invista Mid Cap Growth Composite                           14.47   51.66  22.95   24.76
   Russell Midcap Growth Index                             -4.89   60.37  25.87   24.63   22.82
   Average MidCap Growth Category (Morningstar)            15.15   65.48  27.62   23.23   21.28

MidCap S&P 400 Index Fund Advisors Select*
MidCap S&P 400 Index Fund Advisors Preferred*
Invista S&P 400 Index Composite                            21.24   40.44
   S&P MidCap 400 Index                                    -0.68   43.21  18.97   21.71
   Average MidCap Blend Category (Morningstar)              7.19   24.94   8.81   15.11   16.30

Partners MidCap Growth Fund Advisors Select*
Partners MidCap Growth Fund Advisors Preferred*
Turner Investment Partners Midcap Growth Composite         27.59   98.28  54.46
   Russell Midcap Growth Index                             -4.89   60.37  25.87   24.63   22.82
   Average MidCap Growth Category (Morningstar)            15.15   65.48  27.62   23.23   21.28


SmallCap Blend Fund Advisors Select*
SmallCap Blend Fund Advisors Preferred*
Invista Small Company Blend Composite                      18.09   40.78   9.28   15.84
   Russell 2000 Index                                      -2.94   23.39   5.96   12.39   16.93
   Average SmallCap Blend Category (Morningstar)           12.43   29.51   6.36   14.15   15.80

SmallCap Growth Fund Advisors Select*
SmallCap Growth Fund Advisors Preferred*
Invista Small Cap Growth Composite                         -5.30   25.50  13.43   19.84
   Russell 2000 Growth Index                               -4.97   29.67   8.93   12.42
   Average SmallCap Growth Category (Morningstar)          11.50   55.99  18.43   18.83   20.04

Partners SmallCap Growth Fund I Advisors Select*
Partners SmallCap Growth Fund I Advisors Preferred*
Neuberger Berman SmallCap Growth Composite                 -2.65   68.31
   Russell 2000 Growth Index                               -4.97   29.67   8.93   12.42
   Average SmallCap Growth Category (Morningstar)          11.50   55.99  18.43   18.83   20.04

Partners SmallCap Growth Fund II Advisors Select*
Partners SmallCap Growth Fund II Advisors Preferred*
Federated Aggressive Growth Composite                     -13.82   40.11  23.14
   S&P/BARRA 600 Growth Index                               7.52   29.77   7.24   11.99
   Average SmallCap Growth Category (Morningstar)          11.50   55.99  18.43   18.83   20.04

SmallCap S&P 600 Index Fund Advisors Select*
SmallCap S&P 600 Index Fund Advisors Preferred*
Invista Small Cap S&P 600 Index Composite                   9.54   22.11
   S&P SmallCap 600 Index                                  -2.72   24.17   5.88   13.39   17.65
   Average SmallCap Blend Category (Morningstar)           12.43   29.51   6.36   14.15   15.80

SmallCap Value Fund Advisors Select*
SmallCap Value Fund Advisors Preferred*
Invista Small Cap Value Composite                           4.68    3.14  -3.85    9.82
   Russell 2000 Value Index                                -0.57   15.36   2.11   11.50
   Average SmallCap Value Category (Morningstar)           12.43   19.92   1.33   12.12   14.16

Technology Fund Advisors Select*
Technology Fund Advisors Preferred*
   Average Technology Category (Morningstar)                2.87   69.87  44.30   31.98   31.51


                                                                                      Annual Performance
                                                                                    (year ended December 31)

                                                          1999    1998   1997    1996    1995   1994    1993   1992    1991     1990
MidCap Blend Fund Advisors Select*
MidCap Blend Fund Advisors Preferred*
Invista Mid Cap Core Composite                           12.37    4.72  24.95   18.66   33.39   5.46   -0.26   9.01
   S&P MidCap 400 Index                                  14.72   19.11  32.25   19.18   30.92  -3.59   13.93  11.90   50.07    -5.12
   Average MidCap Blend Category (Morningstar)           18.70    6.77  26.45   20.44   28.71  -1.61   14.50  14.93   36.20    -8.16

MidCap Growth Fund Advisors Select*
MidCap Growth Fund Advisors Preferred*
Invista Mid Cap Growth Composite                         69.96    2.48  26.15   13.40
   Russell Midcap Growth Index                           51.29   17.86  22.54   17.48   33.98  -2.16   11.19   8.71   47.03    -5.13
   Average MidCap Growth Category (Morningstar)          63.90   17.51  17.05   16.99   34.79  -1.03   15.64   9.03   50.97    -7.35

MidCap S&P 400 Index Fund Advisors Select*
MidCap S&P 400 Index Fund Advisors Preferred*
Invista S&P 400 Index Composite
   S&P MidCap 400 Index                                  14.72   19.11  32.25   19.20   30.95  -3.58   13.95  11.91   50.10    -5.12
   Average MidCap Blend Category (Morningstar)           18.70    6.77  26.45   20.44   28.71  -1.61   14.50  14.93   36.20    -8.16

Partners MidCap Growth Fund Advisors Select*
Partners MidCap Growth Fund Advisors Preferred*
Turner Investment Partners Midcap Growth Composite      126.09   26.33  41.77   18.25
   Russell Midcap Growth Index                           51.29   17.86  22.54   17.48   33.98  -2.16   11.19   8.71   47.03    -5.13
   Average MidCap Growth Category (Morningstar)          63.90   17.51  17.05   16.99   34.79  -1.03   15.64   9.03   50.97    -7.35


SmallCap Blend Fund Advisors Select*
SmallCap Blend Fund Advisors Preferred*
Invista Small Company Blend Composite                    12.31   -9.59  21.15   18.01   29.44   3.05   21.32  26.90   24.82
   Russell 2000 Index                                    21.26   -2.55  22.36   16.50   28.45  -1.82   18.88  18.41   46.04   -19.48
   Average SmallCap Blend Category (Morningstar)         18.18   -3.64  26.12   19.66   25.51  -0.97   16.65  14.39   39.57   -12.24

SmallCap Growth Fund Advisors Select*
SmallCap Growth Fund Advisors Preferred*
Invista Small Cap Growth Composite                       66.37   -2.47  34.77   14.19
   Russell 2000 Growth Index                             43.09    1.23  12.95   11.26   31.04  -2.43   13.36   7.77   51.19   -17.41
   Average SmallCap Growth Category (Morningstar)        61.45    4.49  18.19   19.99   35.44  -0.28   16.70  11.99   53.64    -5.96

Partners SmallCap Growth Fund I Advisors Select*
Partners SmallCap Growth Fund I Advisors Preferred*
Neuberger Berman SmallCap Growth Composite              134.28
   Russell 2000 Growth Index                              1.23   12.95  11.26   31.04   -2.43  13.36    7.77  51.19  -17.14
   Average SmallCap Growth Category (Morningstar)        61.45    4.49  18.19   19.99   35.44  -0.28   16.70  11.99   53.64    -5.96

Partners SmallCap Growth Fund II Advisors Select*
Partners SmallCap Growth Fund II Advisors Preferred*
Federated Aggressive Growth Composite                   111.60    8.08  30.06
   S&P/BARRA 600 Growth Index                            12.41   -1.31  25.58   21.32   29.97  -4.78   18.79  21.05   48.48   -23.69
   Average SmallCap Growth Category (Morningstar)        61.45    4.49  18.19   19.99   35.44  -0.28   16.70  11.99   53.64    -5.96

SmallCap S&P 600 Index Fund Advisors Select*
SmallCap S&P 600 Index Fund Advisors Preferred*
Invista Small Cap S&P 600 Index Composite
   S&P SmallCap 600 Index                                12.40   -1.31  25.58   21.32   29.97  -4.77   18.78  21.04   48.49   -23.69
   Average SmallCap Blend Category (Morningstar)         18.18   -3.64  26.12   19.66   25.51  -0.97   16.65  14.39   39.57   -12.24

SmallCap Value Fund Advisors Select*
SmallCap Value Fund Advisors Preferred*
Invista Small Cap Value Composite                        -8.92   -6.03  33.65   26.44
   Russell 2000 Value Index                              -1.49   -6.45  31.78   21.37   25.75  -1.27   23.84  29.14   41.70   -21.77
   Average SmallCap Value Category (Morningstar)          4.49   -6.99  30.04   25.53   25.13  -0.81   16.72  20.29   37.19   -14.34

Technology Fund Advisors Select*
Technology Fund Advisors Preferred*
   Average Technology Category (Morningstar)            136.50   52.41   9.58   20.31   42.89  13.18   24.07  13.03   46.92     0.54

*Fund's inception 12/6/00.

PERFORMANCE RESULTS - DYNAMIC FUNDS

                                                                 Average Annual Performance
                                                                (through September 30, 2000)

                                                            YTD    1 YR   3 YR    5 YR   10 YR
European Fund Advisors Select*
European Fund Advisors Preferred*
BT European Composite                                      -14.43  11.15  18.84   22.29
   MSCI Europe (15) Index--ND                                4.68   5.46  10.22   15.71  14.14
   Average Europe Category (Morningstar)                    -4.30  22.19  10.29   15.27  11.51

International Emerging Markets Fund Advisors Select*
International Emerging Markets Fund Advisors Preferred*
Invista International Emerging Markets Equity Composite    -16.63  15.21  -1.16   10.28
   MSCI - Emerging Markets Free--ID                          -8.73   0.41  -6.39   -1.66   9.48
Average Diversified Emerging Market
     Category (Morningstar)                                -20.53   7.29  -7.12    0.12   5.83

International Fund I Advisors Select*
International Fund I Advisors Preferred*
Invista International Broad Markets Composite               -7.31   9.88   7.56   13.92  14.95
   MSCI EAFE (Europe, Australia, Far East) Index--ND       -11.80   3.18   7.38    8.57   9.62
   Average Foreign Category (Morningstar)                  -10.79  13.84   9.59   10.81   9.92

International Fund II Advisors Select*
International Fund II Advisors Preferred*
   MSCI EAFE (Europe, Australia, Far East) Index--ND       -11.80   3.18   7.38    8.57   9.62
   Average Foreign Category (Morningstar)                  -10.79  13.84   9.59   10.81   9.92

International SmallCap Fund Advisors Select*
International SmallCap Fund Advisors Preferred*
Invista International Small Cap Equity Composite            -0.70  36.20  26.53   27.71
   MSCI EAFE (Europe, Australia, Far East) Index--ND       -11.80   3.18   7.38    8.57   9.62
   Average Foreign Category (Morningstar)                  -10.79  13.84   9.59   10.81   9.92

Pacific Basin Fund Advisors Select*
Pacific Basin Fund Advisors Preferred*
BT Pacific Basin Composite                                 -15.52  10.75  16.52
   MSCI Pacific Free Index--ND                             -15.08  -1.39   2.72   -0.55   4.16
   Average Diversified Pacific/Asia Category (Morningstar) -25.00   0.98  -0.13   -0.06   6.53


                                                                                      Annual Performance
                                                                                    (year ended December 31)

                                                             1999    1998   1997   1996    1995   1994    1993   1992   1991    1990
European Fund Advisors Select*
European Fund Advisors Preferred*
BT European Composite                                       33.95   30.86  26.33  41.31    9.36   8.49   43.12
   MSCI Europe (15) Index--ND                               15.89   28.53  23.80  21.09   21.62   2.28   29.28  -4.71  13.11   -3.85
   Average Europe Category (Morningstar)                    26.11   21.56  18.42  24.99   16.26   2.52   28.15  -6.82   7.47   -8.03

International Emerging Markets Fund Advisors Select*
International Emerging Markets Fund Advisors Preferred*
Invista International Emerging Markets Equity Composite     63.25  -17.59  11.38  25.57    7.46
   MSCI - Emerging Markets Free--ID                         58.89  -35.11  31.64  22.21  -12.83   0.64   53.92  13.41 149.65   -7.82
Average Diversified Emerging Market
     Category (Morningstar)                                 71.86  -27.03  -3.68  13.35   -3.45  -9.27   73.26   0.26  18.10   -9.89

International Fund I Advisors Select*
International Fund I Advisors Preferred*
Invista International Broad Markets Composite               25.78   10.47  12.43  24.54   14.07  -2.39   44.83
   MSCI EAFE (Europe, Australia, Far East) Index--ND        26.96   20.00   1.78   6.05   11.21   7.78   32.56 -12.17  12.13  -23.45
   Average Foreign Category (Morningstar)                   44.49   13.00   5.43  12.39    9.82  -0.40   36.71  -4.54  13.07  -10.90

International Fund II Advisors Select*
International Fund II Advisors Preferred*
   MSCI EAFE (Europe, Australia, Far East) Index--ND        26.96   20.00   1.78   6.05   11.21   7.78   32.56 -12.17  12.13  -23.45
   Average Foreign Category (Morningstar)                   44.49   13.00   5.43  12.39    9.82  -0.40   36.71  -4.54  13.07  -10.90

International SmallCap Fund Advisors Select*
International SmallCap Fund Advisors Preferred*
Invista International Small Cap Equity Composite            86.79   13.24  15.62  40.53    3.61
   MSCI EAFE (Europe, Australia, Far East) Index--ND        26.96   20.00   1.78   6.05   11.21   7.78   32.56 -12.17  12.13  -23.45
   Average Foreign Category (Morningstar)                   44.49   13.00   5.43  12.39    9.82  -0.40   36.71  -4.54  13.07  -10.90

Pacific Basin Fund Advisors Select*
Pacific Basin Fund Advisors Preferred*
BT Pacific Basin Composite                                 132.40    7.35 -27.91
   MSCI Pacific Free Index--ND                              56.65    2.72 -25.87  -8.30    2.95  12.76   36.21 -18.56  11.46  -34.57
   Average Diversified Pacific/Asia Category (Morningstar)  92.50   -5.91 -27.90   4.02    2.39  -5.49   59.02  -3.03  15.05  -16.65

*Fund's inception 12/6/00.
IMPORTANT NOTES TO THE APPENDIX

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Long Term Gov't./Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Securities Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.

Morgan   Stanley   Capital   International   (MSCI)   Europe  (15)  Index  is  a
capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan Stanley Capital International Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap Value Index is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P/BARRA 400 Value Index is a market capitalization-weighted index of all the stocks in the S&P 400 that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1.

S&P/BARRA 500 Growth Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have high price-to-book ratios. It is designed so that approximately 50% of the SPX market capitalization is in the Growth Index.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P/BARRA 600 Growth Index is a market capitalization-weighted index of the stocks in the S&P SmallCap 600 Index having the lowest book to price ratios. The index consists of approximately half of the S&P SmallCap 600 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.



Changes have been made to the prospectus for the Principal Investors Fund to update the performance information provided in Appendix A. Effective January 22, 2001, replace pages 87 through 96 with the following information.

                        SUPPLEMENT DATED JANUARY 22, 2001
                TO THE PRINCIPAL INVESTORS FUND, INC. PROSPECTUS
            ADVISORS SELECT CLASS AND ADVISORS PREFERRED CLASS SHARES
                             DATED DECEMBER 6, 2000

                                   APPENDIX A



RELATED PERFORMANCE OF THE SUB-ADVISORS

The following tables set forth historical information about the Funds and client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. The client accounts may consist of individuals, institutions and other mutual funds. The composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.

On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

Please note that 1999 was an exceptionally good year for the stocks of technology companies and mutual funds that invest in them. It should not be expected that those stocks and funds will perform as well every year. Stock prices can change unpredictably and, in fact, they may lose value in some years.

------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - AGGRESSIVE FUNDS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                           Average Annual Performance
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                           (through December 31, 2000)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                        YTD      1 YR   3 YR    5 YR      10 YR
-------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MidCap Blend Fund Advisors Select*                       4.22    4.22
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MidCap Blend Fund Advisors Preferred*                    4.32    4.32
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Invista Mid Cap Core Composite                          13.49   13.49  10.12    14.64
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                    17.51   17.51  17.08    20.39     19.84
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average MidCap Blend Category (Morningstar)              3.37    3.37   8.16    14.45     15.76
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MidCap Growth Fund Advisors Select*                     -3.76   -3.76
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MidCap Growth Fund Advisors Preferred*                  -3.66   -3.66
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Invista Mid Cap Growth Composite                        -4.81   -4.81  18.36    18.85
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                            -11.74  -11.74  16.30    17.75     18.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average MidCap Growth Category (Morningstar)            -6.90   -6.90  20.49    17.93     18.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MidCap S&P 400 Index Fund Advisors Select*               3.29    3.29
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MidCap S&P 400 Index Fund Advisors Preferred*            3.29    3.29
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Invista S&P 400 Index Composite                         16.41   16.41
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                    17.51   17.51  17.08    20.39     19.84
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average MidCap Blend Category (Morningstar)              3.37    3.37   8.16    14.45     15.76
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Partners MidCap Growth Fund Advisors Select*            -4.39   -4.39
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Partners MidCap Growth Fund Advisors Preferred*         -4.48   -4.48
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Turner Investment Partners Midcap Growth Composite      -8.10   -8.10  37.95
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                            -11.74  -11.74  16.30    17.75     18.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average MidCap Growth Category (Morningstar)            -6.90   -6.90  20.49    17.93     18.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap Blend Fund Advisors Select*                     5.94    5.94
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap Blend Fund Advisors Preferred*                  5.94    5.94
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Invista Small Company Blend Composite                   15.43   15.43   5.43    10.87
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell 2000 Index                                      -3.02   -3.02   4.64    10.30     15.51
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average SmallCap Blend Category (Morningstar)           12.84   12.84   7.01    12.95     15.92
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap Growth Fund Advisors Select*                   -4.17   -4.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap Growth Fund Advisors Preferred*                -4.18   -4.18
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Invista Small Cap Growth Composite                     -33.86  -33.86   2.38    10.56
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                              -22.43  -22.43   3.96     7.14     12.79
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)          -5.71   -5.71  13.77    14.57     17.05
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

PERFORMANCE RESULTS - AGGRESSIVE FUNDS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 Average Annual
                                   Performance
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                           (through December 31, 2000)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                                        YTD      1 YR     3 YR   5 YR    10 YR
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund I Advisors Select*         4.07    4.07
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund I Advisors Preferred*      4.07    4.07
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Neuberger Berman SmallCap Growth Composite             -28.36  -28.36
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                              -22.43  -22.43     3.96   7.14     12.79
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)          -5.71   -5.71    13.77  14.57     17.05
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund II Advisors Select*      -12.17  -12.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund II Advisors Preferred*   -12.17  -12.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Federated Aggressive Growth Composite                  -51.02  -51.02     3.86
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
S&P/BARRA 600 Growth Index                               0.57    0.57     7.14  10.54
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)          -5.71   -5.71    13.77  14.57     17.05
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap S&P 600 Index Fund Advisors Select*             6.91    6.91
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap S&P 600 Index Fund Advisors Preferred*          6.91    6.91
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Invista Small Cap S&P 600 Index Composite               10.17   10.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
S&P SmallCap 600 Index                                  11.80   11.80     7.43  13.56     17.43
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average SmallCap Blend Category (Morningstar)           12.84   12.84     7.01  12.95     15.92
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap Value Fund Advisors Select*                     6.57    6.57
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
SmallCap Value Fund Advisors Preferred*                  6.57    6.57
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Invista Small Cap Value Composite                       12.05   12.05    -1.38  10.14
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell 2000 Value Index                                22.83   22.83     4.21  12.59     17.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average SmallCap Value Category (Morningstar)           16.98   16.98     3.68  12.27     14.86
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Technology Fund Advisors Select*                       -12.45  -12.45
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Technology Fund Advisors Preferred*                    -12.45  -12.45
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
MSCI Global Technology and Telecommunications Index    -42.13  -42.13
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average Technology Category (Morningstar)              -33.13  -33.13    32.42  23.53     26.78
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.



PERFORMANCE RESULTS - AGGRESSIVE FUNDS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
------------------------------------------------------------------------
------------------------------------------------------------------------
                            (year ended December 31)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                            2000     1999        1998       1997      1996
----------------------------------------------------------------------------------------------------------------------------
MidCap Blend Fund Advisors Select*                                          4.22
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap Blend Fund Advisors Preferred*                                       4.32
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Mid Cap Core Composite                                             13.49     12.37       4.72      24.95      18.66
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                                       17.51     14.72      19.11      32.25      19.18
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Blend Category (Morningstar)                                 3.37     18.70       6.77      26.45      20.44
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap Growth Fund Advisors Select*                                        -3.76
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap Growth Fund Advisors Preferred*                                     -3.66
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Mid Cap Growth Composite                                           -4.81     69.96       2.48      26.15      13.40
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                                               -11.74     51.29      17.86      22.54      17.48
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Growth Category (Morningstar)                               -6.90     63.90      17.51      17.05      16.99
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap S&P 400 Index Fund Advisors Select*                                  3.29
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap S&P 400 Index Fund Advisors Preferred*                               3.29
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista S&P 400 Index Composite                                            16.41
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                                       17.51     14.72      19.11      32.25      19.20
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Blend Category (Morningstar)                                 3.37     18.70       6.77      26.45      20.44
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners MidCap Growth Fund Advisors Select*                               -4.39
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners MidCap Growth Fund Advisors Preferred*                            -4.48
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Turner Investment Partners Midcap Growth Composite                         -8.10    126.09      26.33      41.77      18.25
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                                               -11.74     51.29      17.86      22.54      17.48
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Growth Category (Morningstar)                               -6.90     63.90      17.51      17.05      16.99
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Blend Fund Advisors Select*                                        5.94
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Blend Fund Advisors Preferred*                                     5.94
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Company Blend Composite                                      15.43     12.31      -9.59      21.15      18.01
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                         -3.02     21.26      -2.55      22.36      16.50
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Blend Category (Morningstar)                              12.84     18.18      -3.64      26.12      19.66
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Growth Fund Advisors Select*                                      -4.17
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Growth Fund Advisors Preferred*                                   -4.18
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Cap Growth Composite                                        -33.86     66.37      -2.47      34.77      14.19
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                                 -22.43     43.09       1.23      12.95      11.26
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)                             -5.71     61.45       4.49      18.19      19.99
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund I Advisors Select*                            4.07
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund I Advisors Preferred*                         4.07
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman SmallCap Growth Composite                                -28.36    134.28
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                                 -22.43      1.23      12.95      11.26      31.04
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)                             -5.71     61.45       4.49      18.19      19.99
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund II Advisors Select*                         -12.17
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund II Advisors Preferred*                      -12.17
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Federated Aggressive Growth Composite                                     -51.02    111.60       8.08      30.06
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 600 Growth Index                                                  0.57     12.41      -1.31      25.58      21.32
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)                             -5.71     61.45       4.49      18.19      19.99
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap S&P 600 Index Fund Advisors Select*                                6.91
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap S&P 600 Index Fund Advisors Preferred*                             6.91
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Cap S&P 600 Index Composite                                  10.17
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Index                                                     11.80     12.40      -1.31      25.58      21.32
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Blend Category (Morningstar)                              12.84     18.18      -3.64      26.12      19.66
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Value Fund Advisors Select*                                        6.57
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Value Fund Advisors Preferred*                                     6.57
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Cap Value Composite                                          12.05     -8.92      -6.03      33.65      26.44
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index                                                   22.83     -1.49      -6.45      31.78      21.37
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Value Category (Morningstar)                              16.98      4.49      -6.99      30.04      25.53
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Technology Fund Advisors Select*                                          -12.45
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Technology Fund Advisors Preferred*                                       -12.45
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MSCI Global Technology and Telecommunications Index                       -42.13
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average Technology Category (Morningstar)                                 -33.13    136.50      52.41       9.58      20.31
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - AGGRESSIVE FUNDS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
------------------------------------------------------------------------
------------------------------------------------------------------------
                            (year ended December 31)
------------------------------------------------------------------------
-------------------------------------
                                                                           1995       1994       1993       1992       1991
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap Blend Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap Blend Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Mid Cap Core Composite                                            33.39       5.46      -0.26       9.01
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                                      30.92      -3.59      13.93      11.90      50.07
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Blend Category (Morningstar)                               28.71      -1.61      14.50      14.93      36.20
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap Growth Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap Growth Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Mid Cap Growth Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                                               33.98      -2.16      11.19       8.71      47.03
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Growth Category (Morningstar)                              34.79      -1.03      15.64       9.03      50.97
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap S&P 400 Index Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MidCap S&P 400 Index Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista S&P 400 Index Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                                      30.95      -3.58      13.95      11.91      50.10
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Blend Category (Morningstar)                               28.71      -1.61      14.50      14.93      36.20
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners MidCap Growth Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners MidCap Growth Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Turner Investment Partners Midcap Growth Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                                               33.98      -2.16      11.19       8.71      47.03
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average MidCap Growth Category (Morningstar)                              34.79      -1.03      15.64       9.03      50.97
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Blend Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Blend Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Company Blend Composite                                     29.44       3.05      21.32      26.90      24.82
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                        28.45      -1.82      18.88      18.41      46.04
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Blend Category (Morningstar)                             25.51      -0.97      16.65      14.39      39.57
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Growth Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Growth Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Cap Growth Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                                 31.04      -2.43      13.36       7.77      51.19
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)                            35.44      -0.28      16.70      11.99      53.64
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund I Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund I Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman SmallCap Growth Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                                 -2.43      13.36       7.77      51.19     -17.14
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)                            35.44      -0.28      16.70      11.99      53.64
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund II Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Partners SmallCap Growth Fund II Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Federated Aggressive Growth Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 600 Growth Index                                                29.97      -4.78      18.79      21.05      48.48
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Growth Category (Morningstar)                            35.44      -0.28      16.70      11.99      53.64
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap S&P 600 Index Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap S&P 600 Index Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Cap S&P 600 Index Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Index                                                    29.97      -4.77      18.78      21.04      48.49
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Blend Category (Morningstar)                             25.51      -0.97      16.65      14.39      39.57
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Value Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SmallCap Value Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Invista Small Cap Value Composite
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index                                                  25.75      -1.27      23.84      29.14      41.70
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average SmallCap Value Category (Morningstar)                             25.13      -0.81      16.72      20.29      37.19
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Technology Fund Advisors Select*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Technology Fund Advisors Preferred*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MSCI Global Technology and Telecommunications Index
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average Technology Category (Morningstar)                                 42.89      13.18      24.07      13.03      46.92
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
               PERFORMANCE RESULTS - CONSERVATIVE FUNDS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                           Average Annual Performance
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                           (through December 31, 2000)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                             YTD       1 YR      3 YR      5 YR      10 YR
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Bond & Mortgage Securities Fund Advisors Select*                             1.26      1.26
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Bond & Mortgage Securities Fund Advisors Preferred*                          1.26      1.26
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII Multi-Sector Composite                                                 12.00     12.00      6.34      6.60      8.29
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                        11.63     11.63      6.36      6.45      7.95
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate-Term Bond Category (Morningstar)                        9.45      9.45      5.11      5.43      7.62
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund Advisors Select*                                  0.96      0.96
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund Advisors Preferred*                               0.96      0.96
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII Mortgage-Backed Broad Composite                                        11.08     11.08      6.21      6.48      7.70
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage Backed Securities Index                            11.16     11.16      6.58      6.91      7.81
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate Government Category (Morningstar)                      10.76     10.76      5.49      5.51      6.91
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Intermediate-Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Advisors Select*                                                            1.27      1.27
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Intermediate-Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Advisors Preferred*                                                          1.27      1.27
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII High Quality Intermediate-Term Bond Composite                          10.71     10.71      6.03
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                        11.63     11.63      6.36      6.45      7.95
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate-Term Bond Category (Morningstar)                        9.45      9.45      5.11      5.43      7.62
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Long-Term Bond Fund Advisors Select*                            1.69      1.69
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Long-Term Bond Fund Advisors Preferred*                         1.69      1.69
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII High Quality Long-Term Bond Composite                                  10.40     10.40      4.11
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Long Term Gov't./Corporate Bond Index                       16.16     16.16      6.23      6.57      9.59
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Long-Term Bond Category (Morningstar)                                9.26      9.26      4.31      5.31      7.83
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
               PERFORMANCE RESULTS - CONSERVATIVE FUNDS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
------------------------------------------------------------------------
------------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                             2000      1999      1998      1997       1996
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Bond & Mortgage Securities Fund Advisors Select*                             1.26
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Bond & Mortgage Securities Fund Advisors Preferred*                          1.26
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII Multi-Sector Composite                                                 12.00     -0.57      7.97     10.16      3.94
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                        11.63     -0.82      8.69      9.65      3.63
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate-Term Bond Category (Morningstar)                        9.45     -1.22      7.42      8.76      3.30
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund Advisors Select*                                  0.96
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund Advisors Preferred*                               0.96
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII Mortgage-Backed Broad Composite                                        11.08      0.22      7.62      9.97      3.90
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage Backed Securities Index                            11.16      1.85      6.97      9.49      5.36
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate Government Category (Morningstar)                      10.76     -1.44      7.45      8.45      2.80
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Intermediate-Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Advisors Select*                                                            1.27
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Intermediate-Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Advisors Preferred*                                                          1.27
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII High Quality Intermediate-Term Bond Composite                          10.71     -0.57      8.28      9.32
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                        11.63     -0.82      8.69      9.65      3.63
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate-Term Bond Category (Morningstar)                        9.45     -1.22      7.42      8.76      3.30
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Long-Term Bond Fund Advisors Select*                            1.69
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Long-Term Bond Fund Advisors Preferred*                         1.69
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII High Quality Long-Term Bond Composite                                  10.40     -7.41     10.39      4.85
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Long Term Gov't./Corporate Bond Index                       16.16     -7.64     11.76     14.52      0.13
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Long-Term Bond Category (Morningstar)                                9.26     -2.78      6.51     10.53      3.54
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
               PERFORMANCE RESULTS - CONSERVATIVE FUNDS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------
                               Annual Performance
------------------------------------------------------------------------
------------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                            1995       1994      1993      1992      1991
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Bond & Mortgage Securities Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Bond & Mortgage Securities Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII Multi-Sector Composite                                                 18.41     -2.05     10.67      8.25     15.89
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                        18.47     -2.92      9.75      7.40     16.00
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate-Term Bond Category (Morningstar)                       17.35     -3.73     10.39      7.20     16.62
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII Mortgage-Backed Broad Composite                                        19.10     -4.41
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage Backed Securities Index                            16.80     -1.61      6.84      6.96     15.72
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate Government Category (Morningstar)                      16.42     -4.02      8.03      6.39     14.67
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Intermediate-Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Advisors Select*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Intermediate-Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII High Quality Intermediate-Term Bond Composite
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                        13.47     -2.92      9.75      7.40     16.00
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Intermediate-Term Bond Category (Morningstar)                       17.35     -3.73     10.39      7.20     16.62
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Long-Term Bond Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
High Quality Long-Term Bond Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PCII High Quality Long-Term Bond Composite
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Long Term Gov't./Corporate Bond Index                       29.93     -7.10     16.17      8.53     19.53
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Average Long-Term Bond Category (Morningstar)                               21.33     -6.13     13.34      7.98     17.15
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                    PERFORMANCE RESULTS - DYNAMIC FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                           Average Annual Performance
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                           (through December 31, 2000)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                                  YTD        1 YR      3 YR      5 YR     10 YR
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
European Fund Advisors Select*                                                    4.51       4.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
European Fund Advisors Preferred*                                                 4.51       4.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BT European Composite                                                           -15.51     -15.51     13.99     21.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI Europe (15) Index--ND                                                        -8.39      -8.39     10.91     15.37     13.48
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Europe Category (Morningstar)                                            -6.58      -6.58     11.85     15.48     12.14
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Advisors Select*                                                                 -1.08      -1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Advisors Preferred*                                                              -1.08      -1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Emerging Markets Equity Composite                         -28.63     -28.63     -1.34      6.07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI - Emerging Markets Free--ID                                                 -30.61     -30.61     -4.82     -4.17      8.25
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Diversified Emerging Market Category (Morningstar)                      -31.11     -31.11     -5.04     -2.08      1.96
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund I Advisors Select*                                             3.69       3.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund I Advisors Preferred*                                          3.69       3.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Broad Markets Composite                                    -7.57      -7.57      9.25     12.79     13.45
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                -14.17     -14.17      9.34      7.13      8.24
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                          -15.66     -15.66     10.61      9.43      9.57
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund II Advisors Select*                                           -0.39      -0.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund II Advisors Preferred*                                        -0.39      -0.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                -14.17     -14.17      9.34      7.13      8.24
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                          -15.66     -15.66     10.61      9.43      9.57
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International SmallCap Fund Advisors Select*                                      1.37       1.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International SmallCap Fund Advisors Preferred*                                   1.37       1.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Small Cap Equity Composite                                -11.70     -11.70     23.15     24.86
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                -14.17     -14.17      9.34      7.13      8.24
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                          -15.66     -15.66     10.61      9.43      9.57
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Pacific Basin Fund Advisors Select*                                             -10.03     -10.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Pacific Basin Fund Advisors Preferred*                                          -10.03     -10.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BT Pacific Basin Composite                                                      -31.01     -31.01     19.84
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI Pacific Free Index--ND                                                      -25.78     -25.78      6.09     -4.08      1.54
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Diversified Pacific/Asia Category (Morningstar)                         -35.75     -35.75      4.17     -3.50      5.65
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - DYNAMIC FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
------------------------------------------------------------------------
------------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  2000       1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
European Fund Advisors Select*                                                    4.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
European Fund Advisors Preferred*                                                 4.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BT European Composite                                                           -15.51      33.95     30.86     26.33     41.31
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI Europe (15) Index--ND                                                       -8.39      15.89     28.53     23.80     21.09
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Europe Category (Morningstar)                                            -6.58      26.11     21.56     18.42     24.99
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Advisors Select*                                                                 -1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Advisors Preferred*                                                              -1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Emerging Markets Equity Composite                         -28.63      63.25    -17.59     11.38     25.57
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI - Emerging Markets Free--ID                                                 -30.61      58.89    -35.11     31.64     22.21
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Diversified Emerging Market Category (Morningstar)                      -31.11      71.86    -27.03     -3.68     13.35
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund I Advisors Select*                                             3.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund I Advisors Preferred*                                          3.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Broad Markets Composite                                    -7.57      25.78     10.47     12.43     24.54
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                -14.17      26.96     20.00      1.78      6.05
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                          -15.66      44.49     13.00      5.43     12.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund II Advisors Select*                                           -0.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund II Advisors Preferred*                                        -0.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                -14.17      26.96     20.00      1.78      6.05
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                          -15.66      44.49     13.00      5.43     12.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International SmallCap Fund Advisors Select*                                      1.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International SmallCap Fund Advisors Preferred*                                   1.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Small Cap Equity Composite                                -11.70      86.79     13.24     15.62     40.53
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                -14.17      26.96     20.00      1.78      6.05
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                          -15.66      44.49     13.00      5.43     12.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Pacific Basin Fund Advisors Select*                                             -10.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Pacific Basin Fund Advisors Preferred*                                          -10.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BT Pacific Basin Composite                                                      -31.01     132.40      7.35    -27.91
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI Pacific Free Index--ND                                                      -25.78      56.65      2.72    -25.87     -8.30
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Diversified Pacific/Asia Category (Morningstar)                         -35.75      92.50     -5.91    -27.90      4.02
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                   PERFORMANCE RESULTS - DYNAMIC FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
------------------------------------------------------------------------
------------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  1995       1994      1993      1992      1991
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
European Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
European Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BT European Composite                                                             9.36       8.49     43.12
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI Europe (15) Index--ND                                                        21.62       2.28     29.28     -4.71     13.11
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Europe Category (Morningstar)                                            16.26       2.52     28.15     -6.82      7.47
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Emerging Markets Equity Composite                           7.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI - Emerging Markets Free--ID                                                 -12.83       0.64     53.92     13.41    149.65
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Diversified Emerging Market Category (Morningstar)                       -3.45      -9.27     73.26      0.26     18.10
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund I Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund I Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Broad Markets Composite                                    14.07      -2.39     44.83
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                 11.21       7.78     32.56    -12.17     12.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                            9.82      -0.40     36.71     -4.54     13.07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund II Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International Fund II Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                 11.21       7.78     32.56    -12.17     12.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                            9.82      -0.40     36.71     -4.54     13.07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International SmallCap Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
International SmallCap Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista International Small Cap Equity Composite                                  3.61
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE (Europe, Australia, Far East) Index--ND                                 11.21       7.78     32.56    -12.17     12.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Foreign Category (Morningstar)                                            9.82      -0.40     36.71     -4.54     13.07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Pacific Basin Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Pacific Basin Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BT Pacific Basin Composite
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MSCI Pacific Free Index--ND                                                        2.95      12.76     36.21    -18.56     11.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Diversified Pacific/Asia Category (Morningstar)                           2.39      -5.49     59.02     -3.03     15.05
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                   PERFORMANCE RESULTS - MODERATE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                           Average Annual Performance
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           (through December 31, 2000)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                                                 YTD       1 YR       3 YR      5 YR     10 YR
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisors Select*                                                  -0.46     -0.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisors Preferred*                                               -0.46     -0.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Balanced Composite                                                      -6.47     -6.47       3.79      11.71
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCII Multi-Sector Composite                                                     12.00     12.00       6.34       6.60      8.29
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     -9.11      12.25      18.31     17.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                            11.63     11.63       6.36       6.45      7.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Domestic Hybrid Category (Morningstar)                                   2.06      2.06       7.50      10.90     11.82
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Blend Fund Advisors Select*                                            -1.91     -1.91
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Blend Fund Advisors Preferred*                                         -1.91     -1.91
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Composite                                                    -12.12    -12.12       6.29      14.12
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     -9.11      12.25      18.31     17.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   -6.97     -6.97      10.77      15.96     15.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Blend Fund Advisors Select*                                    2.03      2.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Blend Fund Advisors Preferred*                                 1.93      1.93
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Federated Capital Appreciation Composite                                        -3.76     -3.76      18.33      20.71
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     -9.11      12.25      18.31     17.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   -6.97     -6.97      10.77      15.96     15.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Growth Fund Advisors Select*                                           -6.66     -6.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Growth Fund Advisors Preferred*                                        -6.66     -6.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Growth Composite                                             -10.24    -10.24
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 500 Growth Index                                                     -22.08    -22.08      12.40      19.16     17.59
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                 -14.09    -14.09      16.53      18.10     17.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund I Advisors Select*                                -5.81     -5.81
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund I Advisors Preferred*                             -5.81     -5.81
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Equity Growth Composite                                         -11.00    -11.00      14.50      21.00     18.30
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     -9.11      12.25      18.31     17.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                 -14.09    -14.09      16.53      18.10     17.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund II Advisors Select*                               -5.85     -5.85
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund II Advisors Preferred*                            -5.85     -5.85
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
American Century Growth Composite                                              -14.71    -14.71      16.28      18.49     16.62
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                                      -22.42    -22.42      12.72      18.12     17.33
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                 -14.09    -14.09      16.53      18.10     17.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - MODERATE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                           Average Annual Performance
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           (through December 31, 2000)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                                                 YTD       1 YR      3 YR      5 YR     10 YR
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap S&P 500 Index Fund Advisors Select*                                    -2.29     -2.29
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap S&P 500 Index Fund Advisors Preferred*                                 -2.29     -2.29
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista S&P 500 Index Composite                                                 -9.44     -9.44      11.87      17.91
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     -9.11      12.25      18.31     17.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   -6.97     -6.97      10.77      15.96     15.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Fund Advisors Select*                                             3.17      3.17
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Fund Advisors Preferred*                                          3.17      3.17
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Value Composite                                                3.88      3.88       4.43      12.40
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 500 Value Index                                                        6.08      6.08      11.09      16.79     16.86
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Value Category (Morningstar)                                    5.47      5.47       8.04      13.91     14.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Value Fund Advisors Select*                                    4.86      4.86
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Value Fund Advisors Preferred*                                 4.86      4.86
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Sanford C. Bernstein Diversified Value Composite                                13.80     13.80
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                                         7.02      7.02       9.92      16.90     17.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Value Category (Morningstar)                                    5.47      5.47       8.04      13.91     14.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MidCap Value Fund Advisors Select*                                               5.49      5.49
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MidCap Value Fund Advisors Preferred*                                            5.49      5.49
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Mid Cap Value Composite                                                  6.32      6.32       0.56       9.84
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 400 Value Index                                                       27.84     27.84      11.03      17.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average MidCap Value Category (Morningstar)                                     16.82     16.82       8.88      14.18     15.73
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners MidCap Value Fund Advisors Select*                                      6.44      6.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners MidCap Value Fund Advisors Preferred*                                   6.44      6.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman MidCap Value Composite                                         29.70     29.70       7.78      16.30     16.80
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index                                                      19.18     19.18       7.74      15.10     17.86
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average MidCap Value Category (Morningstar)                                     16.82     16.82       8.88      14.18     15.73
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund Advisors Select*                                                3.46      3.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund Advisors Preferred*                                             3.46      3.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCREI Real Estate Composite                                                     31.15     31.15       5.94
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index                                                       26.81     26.81       0.19      10.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Real Estate Category (Morningstar)                                      25.83     25.83       0.36      10.31     11.34
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - MODERATE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
----------------------------------------------------------------------
----------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 2000      1999      1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisors Select*                                                  -0.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisors Preferred*                                               -0.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Balanced Composite                                                      -6.47      2.20      12.17      20.03     10.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCII Multi-Sector Composite                                                     12.00     -0.57       7.97      10.16      3.94
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     21.04      28.58      33.36     22.96
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                            11.63     -0.82       8.69       9.65      3.63
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Domestic Hybrid Category (Morningstar)                                   2.06      8.24      12.50      18.24     13.07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Blend Fund Advisors Select*                                            -1.91
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Blend Fund Advisors Preferred*                                         -1.91
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Composite                                                    -12.12      9.57      24.70      29.66     24.35
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     21.04      28.58      33.36     22.96
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   -6.97     19.72      21.95      27.43     20.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Blend Fund Advisors Select*                                    2.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Blend Fund Advisors Preferred*                                 1.93
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Federated Capital Appreciation Composite                                        -3.76     43.39      20.08      30.62     18.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     21.04      28.58      33.36     22.96
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   -6.97     19.72      21.95      27.43     20.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Growth Fund Advisors Select*                                           -6.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Growth Fund Advisors Preferred*                                        -6.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Growth Composite                                             -10.24
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 500 Growth Index                                                     -22.08     28.25      42.15      36.38     23.98
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                 -14.09     39.72      33.56      25.00     18.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund I Advisors Select*                                -5.81
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund I Advisors Preferred*                             -5.81
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Equity Growth Composite                                         -11.00     39.42      21.11      31.40     31.23
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     21.04      28.58      33.36     22.96
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                 -14.09     39.72      33.56      25.00     18.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund II Advisors Select*                               -5.85
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund II Advisors Preferred*                            -5.85
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
American Century Growth Composite                                              -14.71     34.68      36.77      29.28     14.92
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                                      -22.42     33.16      38.71      30.49     23.12
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                 -14.09     39.72      33.56      25.00     18.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - MODERATE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
----------------------------------------------------------------------
----------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 2000      1999       1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap S&P 500 Index Fund Advisors Select*                                    -2.29
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap S&P 500 Index Fund Advisors Preferred*                                 -2.29
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista S&P 500 Index Composite                                                 -9.44     20.62      28.16      32.89     22.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   -9.11     21.04      28.58      33.36     22.96
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   -6.97     19.72      21.95      27.43     20.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Fund Advisors Select*                                             3.17
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Fund Advisors Preferred*                                          3.17
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Value Composite                                                3.88     -7.12      18.04      28.94     22.18
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 500 Value Index                                                        6.08     12.72      14.68      29.99     21.99
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Value Category (Morningstar)                                    5.47      6.63      13.10      27.01     20.79
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Value Fund Advisors Select*                                    4.86
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Value Fund Advisors Preferred*                                 4.86
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Sanford C. Bernstein Diversified Value Composite                                13.80      7.80
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                                         7.02      7.35      15.63      35.18     21.64
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Value Category (Morningstar)                                    5.47      6.63      13.10      27.01     20.79
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MidCap Value Fund Advisors Select*                                               5.49
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MidCap Value Fund Advisors Preferred*                                            5.49
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Mid Cap Value Composite                                                  6.32     -7.36       3.25      35.49     16.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 400 Value Index                                                       27.84      2.33       4.67      34.32     19.40
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average MidCap Value Category (Morningstar)                                     16.82      7.78       3.92      26.04     20.50
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners MidCap Value Fund Advisors Select*                                      6.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners MidCap Value Fund Advisors Preferred*                                   6.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman MidCap Value Composite                                         29.70      8.04     -10.66      32.66     28.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index                                                      19.18     -0.11       5.09      34.37     20.26
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average MidCap Value Category (Morningstar)                                     16.82      7.78       3.92      26.04     20.50
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund Advisors Select*                                                3.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund Advisors Preferred*                                             3.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCREI Real Estate Composite                                                     31.15     -3.01     -10.20      19.83
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index                                                       26.81     -4.55     -16.90      18.58     35.89
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Real Estate Category (Morningstar)                                      25.83     -3.35     -15.79      23.05     31.68
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - MODERATE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
----------------------------------------------------------------------
----------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 1995      1994      1993       1992      1991
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Balanced Composite                                                      26.88     -1.63      14.25      10.73     27.19
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCII Multi-Sector Composite                                                     18.41     -2.05      10.67       8.25     15.89
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   37.58      1.32      10.08       7.62     30.47
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                            18.47     -2.92       9.75       7.40     16.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Domestic Hybrid Category (Morningstar)                                  24.87     -2.56      12.07       8.22     23.87
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Blend Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Blend Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Composite
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   37.58      1.32      10.08       7.62     30.47
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   31.99     -1.08      11.12       7.62     32.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Blend Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Blend Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Federated Capital Appreciation Composite                                        37.17     -0.30      11.31      11.37     27.43
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   37.58      1.32      10.08       7.62     30.47
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   31.99     -1.08      11.12       7.62     32.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Growth Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Growth Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Growth Composite
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 500 Growth Index                                                      38.13      3.13       1.68       5.07     38.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                  32.27     -2.32      10.31       5.83     43.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund I Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund I Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Equity Growth Composite                                          45.03      3.18       4.32       5.99     25.54
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   37.58      1.32      10.08       7.62     30.47
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                  32.27     -2.32      10.31       5.83     43.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund II Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Growth Fund II Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
American Century Growth Composite                                               20.35     -1.49       3.76      -4.29     69.02
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                                       37.19      2.66       2.90       5.00     41.16
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Growth Category (Morningstar)                                  32.27     -2.32      10.31       5.83     43.69
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RESULTS - MODERATE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
----------------------------------------------------------------------
----------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 1995      1994      1993       1992      1991
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap S&P 500 Index Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap S&P 500 Index Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista S&P 500 Index Composite                                                 37.07      1.05
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   37.58      1.32      10.08       7.62     30.47
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Blend Category (Morningstar)                                   31.99     -1.08      11.12       7.62     32.13
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Large Cap Value Composite
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 500 Value Index                                                       37.00     -0.63      18.60      10.53     22.56
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Value Category (Morningstar)                                   32.28     -0.81      13.25       9.89     28.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Value Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners LargeCap Value Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Sanford C. Bernstein Diversified Value Composite
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                                        38.35     -1.99      18.12      13.81     24.61
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average LargeCap Value Category (Morningstar)                                   32.28     -0.81      13.25       9.89     28.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MidCap Value Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MidCap Value Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invista Mid Cap Value Composite                                                 41.18      0.98      11.43       7.57     33.54
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA 400 Value Index                                                       34.04     -0.57      13.43      16.02
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average MidCap Value Category (Morningstar)                                     29.27     -1.11      17.11      13.54     29.65
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners MidCap Value Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Partners MidCap Value Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman MidCap Value Composite                                         35.23     -1.89      16.44      17.52     22.36
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index                                                      34.93     -2.13      15.62      21.68     37.92
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average MidCap Value Category (Morningstar)                                     29.27     -1.11      17.11      13.54     29.65
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCREI Real Estate Composite
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index                                                       12.90
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Real Estate Category (Morningstar)                                      15.17     -0.62      21.11      15.87     29.59
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                    PERFORMANCE RESULTS - STABLE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                           Average Annual Performance
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                           (through December 31, 2000)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                                                                 YTD        1 YR       3 YR      5 YR     10 YR
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High Quality Short-Term Bond Fund Advisors Select*                               1.08       1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High Quality Short-Term Bond Fund Advisors Preferred*                            1.08       1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCII High Quality Short-Term Bond Composite                                      8.81       8.81      5.50
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                               8.96       8.96      6.15       6.02      6.79
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Short-Term Bond Category (Morningstar)                                   8.14       8.14      5.49       5.43      6.52
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund Advisors Select*                                               0.40       0.40
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund Advisors Preferred*                                            0.41       0.41
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Principal Capital Income Investors Money Market Composite                        6.21       6.21      5.35       5.22      4.70
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                    PERFORMANCE RESULTS - STABLE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                               Annual Performance
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High Quality Short-Term Bond Fund Advisors Select*                               1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High Quality Short-Term Bond Fund Advisors Preferred*                            1.08
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCII High Quality Short-Term Bond Composite                                      8.81       1.05      6.79       6.64
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                               8.96       2.09      7.63       7.13      4.67
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Short-Term Bond Category (Morningstar)                                   8.14       2.12      6.28       6.51      4.35
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund Advisors Select*                                               0.40
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund Advisors Preferred*                                            0.41
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Principal Capital Income Investors Money Market Composite                        6.21       4.71      5.13       5.10      4.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                    PERFORMANCE RESULTS - STABLE FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------
                               Annual Performance
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                            (year ended December 31)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 1995       1994      1993      1992      1991
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High Quality Short-Term Bond Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High Quality Short-Term Bond Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PCII High Quality Short-Term Bond Composite
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                              12.88      -0.72      7.10       6.83     13.17
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Short-Term Bond Category (Morningstar)                                  11.48      -0.86      6.86       6.15     13.43
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund Advisors Select*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund Advisors Preferred*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Principal Capital Income Investors Money Market Composite                        5.53       3.69      2.59       3.40      5.79
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Fund's inception 12/6/00.

IMPORTANT NOTES TO THE APPENDIX

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Long Term Gov't./Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Securities Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan   Stanley   Capital   International   (MSCI)   Europe  (15)  Index  is  a
capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan Stanley Capital International (MSCI) Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the
twenty-two   countries  that  are  included  in  the  Morgan   Stanley   Capital
International World Index. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley Capital International (MSCI) Technology and Telecommunications Index is composed of the developed markets countries in the MSCI World Index. Within these countries, only those securities which are included in the Information Technology and Telecommunication Services sectors according to the MSCI Global Industry Classification Standard are included in the index.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap Value Index is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P/BARRA 400 Value Index is a market capitalization-weighted index of all the stocks in the S&P 400 that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1.

S&P/BARRA 500 Growth Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have high price-to-book ratios. It is designed so that approximately 50% of the SPX market capitalization is in the Growth Index.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P/BARRA 600 Growth Index is a market capitalization-weighted index of the stocks in the S&P SmallCap 600 Index having the lowest book to price ratios. The index consists of approximately half of the S&P SmallCap 600 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.